              As filed with the Securities and Exchange Commission
                                on April 28, 2000


                         Securities Act File No. 2-94841
                    Investment Company Act File No. 811-4170

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [x]

                       Pre-Effective Amendment No.                           [ ]


                       Post-Effective Amendment No. 17                       [x]


                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [x]


                              Amendment No. 18                               [x]


                        (Check appropriate box or boxes)

                 Warburg, Pincus New York Tax Exempt Fund, Inc.
              (formerly Counsellors New York Tax Exempt Fund, Inc.)
              .....................................................

               (Exact Name of Registrant as Specified in Charter)

         466 Lexington Avenue
          New York, New York                           10017-3147
 ........................................               ..........
(Address of Principal Executive Offices)               (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 878-0600


                                Hal Liebes, Esq.
                 Warburg, Pincus New York Tax Exempt Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3147
                   ...........................................
                     (Name and Address of Agent for Service)
                                    Copy to:


                             Rose F. DiMartino, Esq.
                            Willkie Farr & Gallagher
                               787 Seventh Avenue
                          New York, New York 10019-6099

Approximate Date of Proposed Public Offering:  May 1, 2000


It is proposed that this filing will become effective (check appropriate box):

[ ]      immediately upon filing pursuant to paragraph (b)


[x]      on May 1, 2000 pursuant to paragraph (b)


[ ]      60 days after filing pursuant to paragraph (a)(1)

[ ]      on (date) pursuant to paragraph (a)(1)

[ ]      75 days after filing pursuant to paragraph (a)(2)

[ ]      on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

         [ ]      This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

      [Warburg Pincus Funds Logo]        [Credit Suisse Asset Management Logo]
                                   PROSPECTUS

                                  May 1, 2000


                                 WARBURG PINCUS
                               CASH RESERVE FUND
                                       -

                                 WARBURG PINCUS
                            NEW YORK TAX EXEMPT FUND

           As with all mutual funds, the Securities and Exchange
           Commission has not approved these funds, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.


           Warburg Pincus Funds are advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS


KEY POINTS.................... ....................           4
   Goals and Principal Strategies..................           4
   A Word About Risk...............................           5
   Investor Profile................................           6
PERFORMANCE SUMMARY............... ................           8
   Year-by-Year Total Returns......................           8
   Average Annual Total Returns....................           9
INVESTOR EXPENSES................ .................          10
   Fees and Fund Expenses..........................          10
   Example.........................................          11
THE FUNDS IN DETAIL............... ................          12
   The Management Firms............................          12
   Fund Information Key............................          13
CASH RESERVE FUND................ .................          14
NEW YORK TAX EXEMPT FUND............. .............          16
MORE ABOUT RISK................. ..................          18
   Introduction....................................          18
   Types of Investment Risk........................          18
   Certain Investment Practices....................          20
ABOUT YOUR ACCOUNT................ ................          22
   Share Valuation.................................          22
   Buying and Selling Shares.......................          22
   Account Statements..............................          22
   Distributions...................................          22
   Taxes...........................................          23
OTHER INFORMATION................ .................          25
   About the Distributor...........................          25
FOR MORE INFORMATION............... ...............  back cover

                                   KEY POINTS
                         GOALS AND PRINCIPAL STRATEGIES


  FUND/RISK FACTORS               GOAL                         STRATEGIES
CASH RESERVE FUND       High current income        - Invests in high-quality
Risk factors:           consistent with liquidity  money-market instruments:
Credit risk             and stability of           - obligations issued or guaranteed
  Income risk           principal                  by the U.S. government, its
  Industry                                           agencies or instrumentalities
  concentration                                    - bank and corporate debt
  Interest-rate risk                                 obligations
  Market risk                                      - Concentrates its investments in
                                                   the banking industry
                                                   - Portfolio managers select
                                                   investments based on factors such
                                                     as yield, maturity and
                                                     liquidity, within the context of
                                                     their interest-rate outlook
                                                   - Seeks to maintain a stable share
                                                     price of $1
NEW YORK TAX EXEMPT     As high a level of         - Invests in high-quality,
FUND                    current interest income    short-term
Risk factors:           exempt from federal, New    tax-exempt New York municipal
 Credit risk            York state and New York     securities -- debt obligations
 Income risk            City personal income        whose interest is exempt from
 Interest-rate risk     taxes as is consistent      federal, New York state and New
 Market risk            with preservation of        York City income taxes
New York municipal      capital and liquidity      - Fund dividends derived from
  securities                                       interest on New York municipal
Non-diversified                                    securities remain tax-exempt when
  status                                           distributed to New York state
                                                   residents
                                                   - Portfolio managers select
                                                   investments based on factors such
                                                     as yield, maturity and
                                                     liquidity, within the context of
                                                     their interest-rate outlook
                                                   - Seeks to maintain a stable share
                                                     price of $1

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the funds are discussed below. Before you invest, please make sure you understand the risks that apply to your fund.

   Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a fund.

CREDIT RISK
Both funds

   The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation. An issuer's failure to make scheduled interest or principal payments to a fund could reduce the fund's income level and share price.

INCOME RISK
Both funds

   A fund's income level may decline because of falling interest rates and other market conditions. Each fund's yield will vary from day to day, generally reflecting changes in overall short-term interest rates. This should be an advantage when interest rates are rising, but not when rates are falling.

INDUSTRY CONCENTRATION
Cash Reserve Fund

   Investing more than 25% of its assets in the banking industry will subject the fund to risks associated with investing in banks and banking-related companies. These risks include interest-rate, market and regulatory risks.

INTEREST-RATE RISK
Both funds

   Changes in interest rates may cause a decline in the market value of an investment. With fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

   A sharp and unexpected rise in interest rates could cause a money-market fund's share price to drop below $1. However, the extremely short maturity of securities held in money-market portfolios -- a means of achieving an overall fund objective of principal safety -- reduces their potential for price fluctuation.

MARKET RISK
Both funds

   The market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments -- including debt securities and the mutual funds that invest in them.

NEW YORK MUNICIPAL SECURITIES
New York Tax Exempt Fund

   The default or credit-rating downgrade of a New York state or New York City issuer could affect the market values and marketability of all New York municipal securities and hurt the fund's yield or share price.

NON-DIVERSIFIED STATUS
New York Tax Exempt Fund

   The fund is considered a non-diversified investment company under the Investment Company Act of 1940 and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.
     INVESTOR PROFILE

   THESE FUNDS ARE DESIGNED FOR INVESTORS WHO:

 - want to preserve the value of their investment

 - are seeking a mutual fund for the money-market portion of an asset-allocation portfolio

 - want easy access to their money through checkwriting and wire-redemption privileges

 - are investing emergency reserves or other money for which safety and accessibility are more important than total return

   THESE FUNDS MAY NOT BE APPROPRIATE IF YOU:

 - want federal deposit insurance

 - desire the higher income available from longer-term fixed-income funds

 - are investing for capital appreciation

   In addition, the New York Tax Exempt Fund is not appropriate for IRAs or other tax-advantaged retirement plans. You should base your selection of a fund on your own goals, risk preferences and time horizon.

                       This page intentionally left blank

                              PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in these funds. The bar chart shows you how each fund's performance has varied from year to year over the past 10 years. As with all mutual funds, past performance is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS

                                  [BAR CHART]


YEAR ENDED 12/31:                         1990     1991     1992     1993     1994     1995     1996     1997     1998      1999
CASH RESERVE FUND
  Best quarter: 2.37% (Q2 89)
  Worst quarter: 0.67% (Q2 93)
  Inception date: 4/16/85                 8.02%    6.00%    3.57%    2.77%    3.88%    5.63%    5.05%    5.19%    5.12%     4.74%
  Total return for the period 1/1/00 - 3/31/00: 1.36% (not annualized)

NEW YORK TAX EXEMPT FUND
  Best quarter: 1.47% (Q2 89)
  Worst quarter: 0.41% (Q1 94)
  Inception date: 4/18/85                 5.14%    3.62%    2.36%    1.78%    2.25%    3.32%    2.92%    3.10%    2.92%     2.70%
  Total return for the period 1/1/00 - 3/31/00: 0.74% (not annualized)

                          AVERAGE ANNUAL TOTAL RETURNS


                                 ONE YEAR    5 YEARS    10 YEARS    LIFE OF   INCEPTION
    PERIOD ENDED 12/31/99:         1999     1995-1999   1990-1999    FUND       DATE
CASH RESERVE FUND                 4.74%       5.15%       4.99%      5.79%     4/16/85
NEW YORK TAX EXEMPT FUND          2.70%       2.99%       3.01%      3.51%     4/18/85


The total returns shown above are not the funds' yields. A fund's yield more closely reflects the fund's current earnings.

     YIELD

   To obtain a fund's current 7-day yield, call toll-free 800-WARBURG (800-927-2874).

                           UNDERSTANDING PERFORMANCE

   - TOTAL RETURN tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

   - A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

   - An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

   - Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES

                             FEES AND FUND EXPENSES


This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are for the fiscal year ended December 31, 1999.




                                                                          NEW YORK
                                                      CASH RESERVE        TAX EXEMPT
                                                        FUND               FUND
SHAREHOLDER FEES
 (paid directly from your investment)
Sales charge "load" on
   purchases                                            NONE               NONE
Deferred sales charge "load"                            NONE               NONE
Sales charge "load" on reinvested distributions           NONE               NONE
Redemption fees                                           NONE               NONE
Exchange fees                                             NONE               NONE
ANNUAL FUND OPERATING EXPENSES
 (deducted from fund assets)
Management fee                                            .50%               .50%
Distribution and service
   (12b-1) fee                                            NONE               NONE
Other expenses                                            .17%               .18%
TOTAL ANNUAL FUND OPERATING
   EXPENSES*                                              .67%               .68%



* Actual fees and expenses for the fiscal year ended December 31, 1999 are shown below. Fee waivers and expense reimbursements or credits reduced some expenses during 1999 but may be discontinued at any time.



                                                                           NEW YORK
               EXPENSES AFTER WAIVERS                 CASH RESERVE        TAX EXEMPT
                 AND REIMBURSEMENTS                       FUND               FUND
Management fee                                            .38%               .37%
Distribution and service
   (12b-1) fee                                            NONE               NONE
Other expenses                                            .17%               .18%
                                                         -----              -----
TOTAL ANNUAL FUND OPERATING
   EXPENSES                                               .55%               .55%

                                    EXAMPLE

This example may help you compare the cost of investing in these funds with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, each fund returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements or credits) and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:


                                         ONE YEAR   THREE YEARS   FIVE YEARS   10 YEARS
CASH RESERVE FUND                          $68         $214          $373        $835
NEW YORK TAX EXEMPT FUND                   $69         $218          $379        $847

                              THE FUNDS IN DETAIL

     THE MANAGEMENT FIRMS


   CREDIT SUISSE ASSET
MANAGEMENT, LLC
One Citicorp Center
153 East 53rd Street
New York, NY 10022



 - Investment adviser for the funds



 - Responsible for managing each fund's assets according to its goal and strategies



 - A member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group (Credit Suisse), one of the world's leading banks



 - Credit Suisse Asset Management companies manage approximately $72 billion in the U.S. and $203 billion globally



 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York and London; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Tokyo, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission



   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.


   BLACKROCK INSTITUTIONAL
MANAGEMENT CORPORATION
400 Bellevue Parkway
Wilmington, DE 19809

 - Sub-investment adviser for the funds

 - Responsible for providing investment research and credit analysis, and managing the day-to-day operations of the funds

 - A majority owned indirect subsidiary of PNC Bank, N.A.


 - Currently manages approximately
   $55 billion in assets

     FUND INFORMATION KEY

   Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

GOAL AND STRATEGIES
   The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS
   The primary types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS
   The major risk factors associated with the fund. Additional risk factors are included in "More About Risk."

INVESTOR EXPENSES

   Actual fund expenses for the 1999 fiscal year. Future expenses may be higher or lower.


 - MANAGEMENT FEE The fee paid to the investment adviser and sub-investment adviser for providing investment advice to the fund. Expressed as a percentage of average net assets after waivers.

 - OTHER EXPENSES Fees paid by the fund for items such as administration, transfer agency, custody, auditing, legal and registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

FINANCIAL HIGHLIGHTS
   A table showing the fund's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all distributions.

   The Annual Report includes the auditor's report, along with the fund's financial statements. It is available free upon request.

                               CASH RESERVE FUND

     GOAL AND STRATEGIES

   The Cash Reserve Fund seeks high current income consistent with liquidity and stability of principal. To pursue this goal, it invests in high-quality, U.S. dollar-denominated money-market instruments. The fund seeks to maintain a stable $1 share price.

   In selecting securities, the portfolio managers may examine the relationships among yields on various types and maturities of money-market securities in the context of their outlook for interest rates. For example, commercial paper often offers a yield advantage over Treasury bills. And if rates are expected to fall, longer maturities may be purchased to try to preserve the fund's income level. Conversely, shorter maturities may be favored if rates are expected to rise.
     PORTFOLIO INVESTMENTS

   This fund invests in the following types of money-market instruments:

 - Government securities, including U.S. Treasury bills and other obligations of the U.S. government, its agencies or instrumentalities

 - U.S. and foreign bank obligations such as certificates of deposit, bankers' acceptances, time deposits, commercial paper and debt obligations

 - commercial paper and notes of other corporate issuers, including variable-rate master demand notes and other variable-rate obligations

 - repurchase agreements

   No more than 5% of assets may be invested in securities rated in the second-highest short-term rating category (or unrated equivalents). The rest of the fund's investments must be in the highest short-term rating category. Under normal conditions, the fund will invest at least 25% of assets in the banking industry.

   The fund maintains an average maturity of 90 days or less, and only purchases securities that have (as determined under SEC rules) remaining maturities of 397 days or less. To a limited extent, the fund may also engage in other investment practices.
     RISK FACTORS

   This fund's principal risk factors are:

 - credit risk

 - income risk

 - industry concentration

 - interest-rate risk

 - market risk

   The fund's yield will vary with changes in interest rates. If interest rates fall, your dividend income will likely decline.

   Since it is managed to maintain a constant $1 share price, the fund should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses in the rare event that fund holdings default or interest rates rise sharply in an unusually short period.

   Concentrating its investments in the banking industry will subject the fund to risks associated with investing in banks and banking-related companies. These risks are discussed in "More About Risk." That section also details other investment practices the fund may use. Please read "More About Risk" carefully before you invest.

     PORTFOLIO MANAGEMENT


   Under the supervision of CSAM, a portfolio-management team at BlackRock Institutional Management Corporation, the fund's sub-investment adviser, makes the fund's day-to-day investment decisions.

     INVESTOR EXPENSES


   Management fee                                                        .38%


   All other expenses                                                    .17%

                                                                 ------------
     Total expenses                                                      .55%

                              FINANCIAL HIGHLIGHTS
The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP.



          PERIOD ENDED:            12/99(1)      12/98(1)      12/97(2)      2/97(3)       2/96(3)       2/95(3)
PER-SHARE DATA
Net asset value, beginning of
 period                               $1.00         $1.00         $1.00         $1.00         $1.00         $1.00
Investment activities:
 Net investment income                 0.05          0.05          0.04          0.05          0.05          0.04
Dividends:
 Dividends from net investment
   income                             (0.05)        (0.05)        (0.04)        (0.05)        (0.05)        (0.04)
Net asset value, end of period        $1.00         $1.00         $1.00         $1.00         $1.00         $1.00
                                   ========      ========      ========      ========      ========      ========
Total return                           4.74%         5.12%         4.28%(4)      5.03%         5.57%         4.35%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s
omitted)                           $463,971      $429,978      $472,675      $416,735      $383,607      $403,211
Ratio of expenses to average net
assets                                  .56%(5)       .56%(5)       .55%(5,6)      .55%(5)      .56%(5)       .55%
Ratio of net income to average
net assets                             4.66%         5.00%         5.11%(6)      4.93%         5.43%         4.41%
Decrease reflected in above
operating expense ratios due to
waivers/reimbursements                  .12%          .12%          .12%(6)       .14%          .16%          .19%


--------------------------------------------------------------------------------


(1) For the years ended December 31, 1998 and 1999.

(2) For the 10 months ended December 31, 1997. In 1997, the fund changed its fiscal year-end to December 31.
(3) For the years ended February 28 or 29.
(4) Not annualized.

(5) Interest earned on uninvested cash balances is used to offset part of the transfer agent expense. These arrangements resulted in a reduction to the fund's net expense ratio by .01%, .01%, .00%, .00% and .01% for the years ended December 31, 1998 and 1999, the period ended December 31, 1997 and the fiscal years ended February 28 or 29, 1997 and 1996, respectively. The operating expense ratio after reflecting these arrangements was .55% for each of the years ended December 31, 1998 and 1999, the period ended December 31, 1997 and the fiscal years ended February 28 or 29, 1997 and 1996, respectively.

(6) Annualized.

                            NEW YORK TAX EXEMPT FUND

     GOAL AND STRATEGIES

   The New York Tax Exempt Fund seeks as high a level of current income exempt from federal, New York state and New York City personal income taxes as is consistent with preservation of capital and liquidity. The fund seeks to maintain a stable $1 share price.

   Under normal market conditions, the fund will invest at least 65% of assets in New York municipal securities. In selecting investments, fund managers may examine the relationships among yields on various types and maturities of municipal securities in the context of their outlook for interest rates. For example, if rates are expected to fall, longer maturities may be purchased to try to preserve the fund's income level. Conversely, shorter maturities may be favored if rates are expected to rise.
     PORTFOLIO INVESTMENTS

   This fund invests at least 80% of assets in high-quality short-term tax-exempt municipal securities. These include:

 - tax-exempt commercial paper

 - variable-rate demand notes

 - bonds

 - municipal put bonds

 - bond-anticipation notes

 - revenue-anticipation notes

   No more than 5% of assets may be invested in securities rated in the second-highest short-term rating category (or unrated equivalents). The rest of the fund's investments must be in the highest short-term rating category.

   The fund maintains an average maturity of 90 days or less, and only purchases securities that have (as determined under SEC rules) remaining maturities of 397 days or less. To a limited extent, the fund may also engage in other investment practices.
     RISK FACTORS

   This fund's principal risk factors are:

 - credit risk

 - income risk

 - interest-rate risk

 - market risk

 - New York municipal securities

 - non-diversified status

   The fund's yield will vary with changes in interest rates. If interest rates fall, your dividend income will likely decline.

   Since it is managed to maintain a constant $1 share price, the fund should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses in the rare event that fund holdings default or interest rates rise sharply in an unusually short period.

   The fund's ability to maintain a stable share price also depends upon guarantees from banks and other financial institutions that back certain securities the fund invests in. Changes in the credit quality of these institutions could cause losses to the fund and affect its share price.

   New York state and New York City have at times faced serious economic problems that have adversely affected New York municipal issuers. The default or credit-rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities and hurt the fund's yield or share price. As a result, this fund may be riskier than a more geographically diversified municipal money-market fund.

   Compared to a diversified mutual fund, a non-diversified fund may invest a greater portion of its assets in the securities of fewer issuers. Because this fund is non-diversified, it may involve more risk than a diversified money-market fund.


   The fund also may, and currently does, invest in alternative minimum tax
(AMT) securities, the income from which is a tax preference item. "More About Risk" details these and certain other investment practices the fund may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT


   Under the supervision of CSAM, a portfolio-management team at BlackRock Institutional Management Corporation, the fund's sub-investment adviser, makes the fund's day-to-day investment decisions.

     INVESTOR EXPENSES

   Management fee                                                        .37%


   All other expenses                                                    .18%

                                                                  -----------
     Total expenses                                                      .55%

                              FINANCIAL HIGHLIGHTS
The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP.



               PERIOD ENDED:                 12/99(1)      12/98(1)      12/97(2)      2/97(3)      2/96(3)      2/95(3)
PER-SHARE DATA
Net asset value, beginning of period            $1.00         $1.00         $1.00        $1.00        $1.00        $1.00
Investment activities:
 Net investment income                           0.03          0.03          0.03         0.03         0.03         0.02
Distributions:
 From net investment income                     (0.03)        (0.03)        (0.03)       (0.03)       (0.03)       (0.02)
Net asset value, end of period                  $1.00         $1.00         $1.00        $1.00        $1.00        $1.00
                                               ------        ------        ------       ------       ------       ------
                                               ------        ------        ------       ------       ------       ------
Total return                                     2.70%         2.92%         2.64%(4)     2.92%        3.31%        2.48%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)     $181,842      $174,743      $151,173      $124,191     $96,584      $77,111
Ratio of expenses to average net assets           .56%(5)       .55%(5)       .55%(5,6)     .55%(5)     .56%(5)      .55%
Ratio of net income to average net assets        2.68%         2.86%         3.12%(6)     2.88%        3.24%        2.46%
Decrease reflected in above
operating expense ratio due to
waivers/reimbursements                            .13%          .14%          .12%(6)      .17%         .27%         .27%



(1) For the years ended December 31, 1998 and 1999.

(2) For the 10 months ended December 31, 1997. In 1997, the fund changed its fiscal year-end to December 31.
(3) For the years ended February 28 or 29.
(4) Not annualized.

(5) Interest earned on uninvested cash balances is used to offset part of the transfer agent expense. These arrangements resulted in a reduction to the fund's net expense ratio by .01%, .00%, .00%, .00% and .01% for the years ended December 31, 1998 and 1999, the period ended December 31, 1997 and the fiscal years ended February 28 or 29, 1997 and 1996, respectively. The operating expense ratio after reflecting these arrangements was .55% for each of the years ended December 31, 1998 and 1999, the period ended December 31, 1997 and the fiscal years ended February 28 or 29, 1997 and 1996, respectively.

(6) Annualized.

                                MORE ABOUT RISK

     INTRODUCTION

   A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of each fund's risk profile in "Key Points." The fund-by-fund discussions contain more detailed information. This section discusses other risks that may affect the funds.

   The "Certain Investment Practices" table takes a more detailed look at certain investment practices the funds may use. Some of these practices may have higher risks associated with them. However, each fund has limitations and policies designed to reduce many of the risks.

     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation. An issuer's failure to make scheduled interest or principal payments to a fund could reduce the fund's income level and share price.

   EXPOSURE RISK The risk associated with investments or practices that increase the amount of money a fund could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INCOME RISK A fund's income level may decline because of falling interest rates.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

   LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. A fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

   MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments -- including debt securities and the mutual funds that invest in them.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with
high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, a fund would generally have to reinvest the proceeds at lower rates.

   REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or a fund's performance.

   VALUATION RISK The lack of an
active trading market may make it difficult to obtain an accurate price for a fund security.

                                                                         LOGO

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.
KEY TO TABLE:

f[-]   Permitted without limitation; does not indicate
       actual use
20%    Italic type (e.g., 20%) represents an investment
       limitation as a percentage of NET fund assets; does
       not indicate actual use
20%    Roman type (e.g., 20%) represents an investment
       limitation as a percentage of TOTAL fund assets; does
       not indicate actual use
[ ]    Permitted, but not expected to be used to a
       significant extent
--     Not permitted

 INVESTMENT PRACTICE                                              LIMIT
AMT SECURITIES Municipal securities whose interest is a
tax-preference item for purposes of the federal alternative
minimum tax. Credit, liquidity, market, interest-rate,
regulatory risks.                                              [ ]     20%
----------------------------------------------------------------------------
EURODOLLAR AND YANKEE OBLIGATIONS U.S. dollar-denominated
certificates of deposit issued or backed by foreign banks
and foreign branches of U.S. banks. Credit, income, interest
rate, market, political risks.                                 [-]     [ ]
----------------------------------------------------------------------------
INDUSTRY CONCENTRATION -- BANKING Investing more than 25% of a fund's net assets in obligations of banks and
banking-related companies. Risks affecting the industry will have a greater effect on the fund. Credit, interest-rate,
market, regulatory risks.                                      [-]      --
----------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities
backed by pools of mortgages, including passthrough
certificates and other senior classes of collateralized
mortgage obligations (CMOs), or other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.         [-]     [ ]
----------------------------------------------------------------------------
MUNICIPAL SECURITIES Debt obligations issued by or on behalf of the state of New York and other states and jurisdictions
of the U.S. and their authorities, agencies and
instrumentalities. May include tax-exempt commercial paper,
variable-rate demand notes, bonds, municipal put bonds,
bond-anticipation notes and revenue-anticipation notes.
Credit, interest-rate, market risks.                           [ ]     [-]
----------------------------------------------------------------------------
REPURCHASE AGREEMENTS The purchase of a security with a
commitment to resell the security back to the counterparty
at the same price plus interest. Credit risk.                  [-]     [ ]
----------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Securities with
restrictions on trading, or those not actively traded. May
include private placements. Liquidity, market, valuation
risks.                                                         10%     10%
----------------------------------------------------------------------------

                                                                         LOGO


 INVESTMENT PRACTICE                                              LIMIT
TEMPORARY DEFENSIVE TACTICS Placing some or all of a fund's
assets in defensive investments when the investment adviser
or sub-investment adviser believes that doing so would be in the best interests of fund shareholders. For the New York
Tax Exempt Fund, these investments may include taxable
securities and municipal securities that are not exempt from
New York state and New York City taxes. Although intended to avoid losses in unusual market conditions, defensive tactics
might prevent a fund from achieving its goal.                  [ ]     [ ]
----------------------------------------------------------------------------
VARIABLE-RATE MASTER DEMAND NOTES Unsecured instruments that provide for periodic adjustments in their interest rate and
permit the indebtedness of the issuer to vary. Credit,
interest-rate, liquidity, market risks.                        [ ]     [-]
----------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                    20%     20%
----------------------------------------------------------------------------

                               ABOUT YOUR ACCOUNT

     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at 12:00 noon and at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing a fund's total assets, less its liabilities, by the number of shares outstanding.

   Each fund values its securities using amortized cost. This method values a fund holding initially at its cost and then assumes a constant amortization to maturity of any discount or premium. The amortized cost method ignores any impact of fluctuating interest rates.

     BUYING AND
     SELLING SHARES

   The accompanying Shareholder
Guide explains how to invest directly with the funds. You will find additional information about purchases, redemptions, exchanges and services.

   Each fund is open on those days when the NYSE is open, typically Monday through Friday. Your transaction will be priced at the NAV next computed after we receive your request in proper form.

   Each fund reserves the right to:

 - modify or terminate the check-redemption privilege

 - limit the number of check redemptions

 - begin charging a fee for checks

     ACCOUNT STATEMENTS

   In general, you will receive account statements as follows:

 - after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

 - after any changes of name or address of the registered owner(s)

 - otherwise, every quarter

   You will also receive annual and semiannual financial reports.

     DISTRIBUTIONS


   As a fund investor, you will receive distributions.



   Each fund may earn interest from its bond, money-market and other investments. These are passed along as dividend distributions. A fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions. Money-market funds usually do not make capital-gain distributions.


   The funds declare dividend distributions daily and pay them monthly. Each of the funds typically distributes long-term capital gains (if any) to shareholders annually, at the end of its fiscal year. The New York Tax Exempt Fund distributes short-term capital gains (if any) at the end of its fiscal year; the Cash Reserve Fund distributes them periodically as determined by the Board of Directors.

   Most investors have their distributions reinvested in additional shares of the same fund. Alternatively, you can choose to have a check for your distributions mailed to you or sent by electronic transfer. Distributions will be reinvested unless you select another option on your account application.

     TAXES

   As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged retirement account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

   Each fund intends to meet the requirements for being a tax-qualified regulated investment company. As long as a fund continues to qualify, it pays no federal income tax on the earnings it distributes to shareholders.

   Any time you sell or exchange shares, it is considered a taxable event for you. Because each fund seeks to maintain a stable $1 share price, you should not realize a taxable gain or loss when you sell shares.

   The Form 1099 that is mailed to you every January details your distributions and their federal-tax category.

CASH RESERVE FUND

   Distributions you receive from the Cash Reserve Fund, whether reinvested or taken in cash, are generally considered taxable. The fund does not expect to realize long-term capital gains or make capital-gain distributions. Distributions from other sources are generally taxed as ordinary income.

   Depending on provisions in your state's tax law, the portion of the fund's income derived from "full faith and credit" U.S. Treasury obligations may be exempt from state and local taxes. The fund will indicate each year the portion of its income, if any, that may qualify for this exemption.

NEW YORK TAX EXEMPT FUND

   Interest income that the fund earns is distributed to shareholders as income dividends. Interest that is federally tax-free when received by the fund remains tax-free when it is distributed.

   However, gain on the sale of tax-free securities results in taxable distributions. Short-term capital gains and a portion of the gain on bonds purchased at a discount are distributed as dividends and taxed as ordinary income. Although the fund does not expect to make them, long-term capital-gain distributions would be taxed as long-term capital gains. Distributions of capital gains are taxable whether you take them in cash or reinvest them.

   The interest from some municipal securities is subject to the federal alternative minimum tax. The fund may invest up to 100% of its assets in these securities during temporary defensive periods. Individuals who are subject to the tax must report this interest on their tax returns. In addition, the fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax.

   To the extent that the fund's income dividends are derived from state tax-free investments, they will be free from New York state and City personal income taxes. The fund will indicate each year the portion of its dividends that may qualify for this exemption. Corporate taxpayers should note that the fund's income dividends and other distributions are not exempt from New York state and City franchise or corporate income taxes.

                               OTHER INFORMATION

     ABOUT THE DISTRIBUTOR


   Provident Distributors, Inc. (PDI), located at 3200 Horizon Drive, King of Prussia, PA 19406, is the funds' distributor and is responsible for making the funds available to you. PDI is not affiliated with CSAM.

                       This page intentionally left blank

                             FOR MORE INFORMATION

    More information about these funds is available free upon request, including the following:
     SHAREHOLDER GUIDE

   Explains how to buy and sell shares. The Shareholder Guide is incorporated by reference into (is legally part of ) this Prospectus.

     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the fund's manager discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

     OTHER INFORMATION

   A current Statement of Additional Information (SAI), which provides more details about the funds, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.


   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference, and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or electronically at publicinfo@sec.gov.


   Please contact Warburg Pincus Funds to obtain information, without charge, the SAI and Annual and Semiannual Reports and to make shareholder inquiries:

BY TELEPHONE:
   800-WARBURG
   (800-927-2874)

BY MAIL:
   Warburg Pincus Funds
   P.O. Box 9030
   Boston, MA 02205-9030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial
   Attn: Warburg Pincus Funds

   66 Brooks Drive


   Braintree, MA 02184


ON THE INTERNET:
   www.warburg.com

SEC FILE NUMBERS:

Warburg Pincus Cash Reserve Fund                                       811-04171

Warburg Pincus New York Tax
   Exempt Fund                                                         811-04170

                          [Warburg Pincus Funds Logo]
                      P.O. BOX 9030, BOSTON, MA 02205-9030
                 800-WARBURG (800-927-2874)  - www.warburg.com

PROVIDENT DISTRIBUTORS, INC., DISTRIBUTOR.                          WPMMF-1-0500

      [Warburg Pincus Funds Logo][Credit Suisse Asset Management Logo]

                              WARBURG PINCUS FUNDS
                                  SHAREHOLDER
                                     GUIDE

                                  Common Class
                               February 29, 2000
                           As Revised March 27, 2000

      This Shareholder Guide is incorporated into and legally part of each
                   Warburg Pincus (Common Class) prospectus.

    Warburg Pincus Funds are advised by Credit Suisse Asset Management, LLC

                                 BUYING SHARES

     OPENING AN ACCOUNT

   Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

   If you need an application, call our Shareholder Service Center to receive one by mail or fax. Or you can download it from our Internet Web site: www.warburg.com.

   You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.

     ADDING TO AN ACCOUNT

   You can add to your account in a variety of ways, as shown in the table. If you want to use ACH transfer, be sure to complete the "ACH on Demand" section of the account application.

     INVESTMENT CHECKS

   Please use either a personal or bank check payable in U.S. dollars to Warburg Pincus Funds. Unfortunately, we cannot accept "starter" checks that do not have your name preprinted on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Warburg Pincus Funds. These types of checks may be returned to you and your purchase order may not be processed. Limited exceptions include properly endorsed government checks.

                           MINIMUM INITIAL INVESTMENT

Cash Reserve Fund:       $  1,000
New York Tax Exempt
  Fund:                  $  1,000
Balanced Fund:           $  1,000
Value Fund:              $  1,000
WorldPerks(R) Funds:     $  5,000
Long-Short Fund:         $ 25,000
All other funds:         $  2,500
IRAs:                    $    500*
Transfers/Gifts to
  Minors:                $    500*

 * $25,000 minimum for Long-Short Fund.

                               WIRE INSTRUCTIONS

  State Street Bank and Trust Company
  ABA# 0110 000 28
  Attn: Mutual Funds/Custody Dept.
  [Warburg Pincus Fund Name]
  DDA# 9904-649-2
  F/F/C: [Account Number and Registration]

                                HOW TO REACH US

  SHAREHOLDER SERVICE CENTER
  Toll free: 800 -WARBURG
             (800 -927-2874)
  Fax:      212-370-9833

  MAIL
  Warburg Pincus Funds
  P.O. Box 9030
  Boston, MA 02205-9030

  OVERNIGHT/COURIER SERVICE
  Boston Financial
  Attn: Warburg Pincus Funds
  66 Brooks Drive
  Braintree, MA 02184

  INTERNET WEB SITE
  www.warburg.com

---------------------------------------------------------------------------------------
           OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------
BY CHECK
---------------------------------------------------------------------------------------
- Complete the New Account Application.        - Make your check payable to Warburg
  For IRAs use the Universal IRA                 Pincus Funds.
  Application.                                 - Write the account number and the fund
- Make your check payable to Warburg             name on your check.
  Pincus Funds.                                - Mail to Warburg Pincus Funds.
- Mail to Warburg Pincus Funds.                - Minimum amount is $100.
---------------------------------------------------------------------------------------
BY EXCHANGE
---------------------------------------------------------------------------------------
- Call our Shareholder Service Center to       - Call our Shareholder Service Center to
  request an exchange. Be sure to read           request an exchange.
  the current prospectus for the new           - Minimum amount is $250.
  fund. Also please observe the minimum        If you do not have telephone privileges,
  initial investment.                          mail or fax a signed letter of
  If you do not have telephone privileges,     instruction.
  mail or fax a signed letter of
  instruction.
---------------------------------------------------------------------------------------
BY WIRE
---------------------------------------------------------------------------------------
- Complete and sign the New Account            - Call our Shareholder Service Center by
  Application.                                   4 p.m. ET to inform us of the incoming
- Call our Shareholder Service Center and        wire. Please be sure to specify your
  fax the signed New Account Application         name, the account number and the fund
  by 4 p.m. ET.                                  name on your wire advice.
- Shareholder Services will telephone you      - Wire the money for receipt that day.
  with your account number. Please be          - Minimum amount is $500.
  sure to specify your name, the account
  number and the fund name on your wire
  advice.
- Wire your initial investment for
  receipt that day.
- Mail the original, signed application
  to Warburg Pincus Funds.
This method is not available for IRAs.
---------------------------------------------------------------------------------------
BY AUTOMATED CLEARING HOUSE (ACH) TRANSFER
---------------------------------------------------------------------------------------
- Cannot be used to open an account.           - Call our Shareholder Service Center to
                                                 request an ACH transfer from your bank.
                                               - Your purchase will be effective at the
                                                 next NAV calculated after we receive your
                                                 order in proper form.
                                               - Minimum amount is $50.
                                               Requires ACH on Demand privileges.
---------------------------------------------------------------------------------------

                           800-WARBURG (800-927-2874)
       MONDAY - FRIDAY, 8 A.M. - 8 P.M. ET  SATURDAY, 8 A.M. - 4 P.M. ET

                               SELLING SHARES(*)

   SELLING SOME OR ALL OF YOUR SHARES                       CAN BE USED FOR
BY MAIL

Write us a letter of instruction that          - Accounts of any type.
includes:                                      - Sales of any amount.
- your name(s) and signature(s)                For IRAs please use the IRA Distribution
- the fund name and account number             Request Form.
- the dollar amount you want to sell
- how to send the proceeds
Obtain a signature guarantee or other
documentation, if required (see "Selling
Shares in Writing").
Mail the materials to Warburg Pincus
Funds.
If only a letter of instruction is
required, you can fax it to the
Shareholder Service Center.
BY EXCHANGE
- Call our Shareholder Service Center to       - Accounts with telephone privileges.
  request an exchange. Be sure to read         If you do not have telephone privileges,
the current prospectus for the new fund.       mail or fax a letter of instruction to
Also please observe the minimum initial        exchange shares.
investment.
BY PHONE

Call our Shareholder Service Center to         - Non-IRA accounts with telephone
request a redemption. You can receive the      privileges.
proceeds as:
- a check mailed to the address of record
- an ACH transfer to your bank ($50
minimum)
- a wire to your bank ($500 minimum)
See "By Wire or ACH Transfer" for
details.
BY WIRE OR ACH TRANSFER
- Complete the "Wire Instructions" or          - Non-IRA accounts with wire-redemption
  "ACH on Demand" section of your New          or ACH on Demand privileges.
  Account Application.                         - Requests by phone or mail.
- For federal-funds wires, proceeds will
  be wired on the next business day. For
  ACH transfers, proceeds will be
  delivered within two business days.

()* For the Japan Growth Fund and Japan Small Company Fund only: Each fund imposes a 2.00% redemption fee (short-term trading fee) on fund shares redeemed or exchanged less than six months from purchase. This fee is calculated based on the shares' net asset value at redemption and deducted from the redemption proceeds. The fee is paid to the fund to offset costs associated with short-term shareholder trading. It does not apply to shares acquired through reinvestment of distributions. For purposes of computing the redemption fee, any shares bought through reinvestment of distributions will be redeemed first without charging the fee, followed by the shares held longest. The redemption fee applies to fund shares purchased on or after May 30, 2000. The Japan Small Company Fund imposes a 1.00% redemption fee on fund shares purchased during the period November 17, 1999 through May 29, 2000 and redeemed or exchanged less than six months from purchase.

     SELLING SHARES IN WRITING

   Some circumstances require a written sell order, along with a signature guarantee. These include:

 - accounts whose address of record has been changed within the past 30 days

 - redemption in certain large amounts (other than by exchange)

 - requests to send the proceeds to a different payee or address

 - shares represented by certificates, which must be returned with your sell order

   A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

     RECENTLY PURCHASED SHARES

   For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the funds will delay payment of your cash redemption proceeds for 10 calendar days from the day of purchase. At any time during this period, you may exchange into another fund.

     LOW-BALANCE ACCOUNTS

   If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days, the fund may close your account and mail you the proceeds.

                        MINIMUM TO KEEP AN ACCOUNT OPEN

Cash Reserve Fund:           $   750
New York Tax Exempt Fund:    $   750
Balanced Fund:               $   500
Value Fund:                  $   500
WorldPerks Funds:            $   750
All other funds:             $ 2,000
IRAs:                        $   250
Transfers/Gifts to
  Minors:                    $   250

                           800-WARBURG (800-927-2874)
       MONDAY - FRIDAY, 8 A.M. - 8 P.M. ET  SATURDAY, 8 A.M. - 4 P.M. ET

                              SHAREHOLDER SERVICES

     AUTOMATIC SERVICES

   Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Shareholder Service Center.

SAVEMYMONEY PROGRAM

   SaveMyMoney(SM) is a low minimum, automatic investing program that makes it easy to build a mutual fund portfolio. For an initial investment of $250 along with a minimum $50 monthly investment, you can invest in certain Warburg Pincus funds. The SaveMyMoney Program will automatically transfer the monthly investment amount you designate from your bank account.

AUTOMATIC MONTHLY INVESTMENT PLAN

   For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

   For making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.

DISTRIBUTION SWEEP

   For automatically reinvesting your dividend and capital-gain distributions into another identically registered Warburg Pincus fund. Not available for IRAs.

     RETIREMENT PLANS

   Warburg Pincus offers a range of tax-advantaged retirement accounts, including:

 - Traditional IRAs

 - Roth IRAs

 - Roth Conversion IRAs

 - Spousal IRAs

 - Rollover IRAs

 - SEP IRAs

   To transfer your IRA to Warburg Pincus, use the IRA Transfer/Direct Rollover Form. If you are opening a new IRA, you will also need to complete the Universal IRA Application. Please consult your tax professional concerning your IRA eligibility and tax situation.

     TRANSFERS/GIFTS TO MINORS

   Depending on state laws, you can set up a custodial account under the Uniform Transfers-to-Minors Act (UTMA) or the Uniform Gifts-to-Minors Act (UGMA). Please consult your tax professional about these types of accounts.

     ACCOUNT CHANGES

   Call our Shareholder Service Center to update your account records whenever you change your address. Shareholder Services can also help you change your account information or privileges.

                                 OTHER POLICIES

     TRANSACTION DETAILS

   You are entitled to capital-gain and earned dividend distributions as soon as your purchase order is executed. For the Intermediate Maturity Government, New York Intermediate Municipal and Fixed Income Funds and the Money Market Funds, you begin to earn dividend distributions the business day after your purchase order is executed. However, if we receive your purchase order and payment to purchase shares of a Money Market Fund before 12 p.m. (noon), you begin to earn dividend distributions on that day.
   Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if:

 - your investment check or ACH transfer does not clear

 - you place a telephone order by 4 p.m. ET and we do not receive your wire that day
   If you wire money without first calling Shareholder Services to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.
   While we monitor telephone servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.
   Uncashed redemption or distribution checks do not earn interest.

    SPECIAL SITUATIONS

   A fund reserves the right to:

 - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading

 - change or discontinue its exchange privilege after 30 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - change its minimum investment amounts after 15 days' notice to current investors of any increases

 - charge a wire-redemption fee

 - make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt fund operations

 - suspend redemptions or postpone payment dates as permitted by the Investment Company Act of 1940 (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - modify or waive its minimum investment requirements for investments through certain financial-services firms and for employees and clients of its adviser, sub-adviser, distributor and their affiliates and, for the Long-Short Fund, investments through certain financial-services firms ($10,000 minimum) and through retirement plan programs (no minimum)

 - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                           800-WARBURG (800-927-2874)
       MONDAY - FRIDAY, 8 A.M. - 8 P.M. ET  SATURDAY, 8 A.M. - 4 P.M. ET

                          [WARBURG PINCUS FUNDS LOGO]

                      P.O. BOX 9030, BOSTON, MA 02205-9030
                 800-WARBURG (800-927-2874)  - www.warburg.com
PROVIDENT DISTRIBUTORS, INC., DISTRIBUTOR                          WPCOM-31-0300

                       STATEMENT OF ADDITIONAL INFORMATION



                                   MAY 1, 2000

                     WARBURG PINCUS CASH RESERVE FUND

                     WARBURG PINCUS NEW YORK TAX EXEMPT FUND


This combined Statement of Additional Information provides information about Warburg Pincus Cash Reserve Fund (the "Cash Reserve Fund") and Warburg Pincus New York Tax Exempt Fund (the "Tax Exempt Fund" and collectively with the Cash Reserve Fund, the "Funds") which supplements the information that is contained in the combined Prospectus of the Funds, dated May 1, 2000.



Each Fund's audited annual report dated December 31, 1999, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus. Copies of the Prospectus and the Annual Report can be obtained by writing or telephoning:


                              Warburg Pincus Funds


                                  P.O. Box 9030

                        Boston, Massachusetts 02205-9030

                                   800-WARBURG

                                Table of Contents


                                                                                                     Page
                                                                                                     ----

INVESTMENT OBJECTIVES...................................................................................1
GENERAL.................................................................................................1
            Price and Portfolio Maturity................................................................1
            Portfolio Quality and Diversification.......................................................1
INVESTMENT POLICIES.....................................................................................2
            Municipal Securities........................................................................2
            Bank Obligations............................................................................3
            Variable Rate Master Demand Notes...........................................................3
            Government Securities.......................................................................4
            When-Issued Securities......................................................................4
            Repurchase Agreements.......................................................................5
            Reverse Repurchase Agreements and Borrowings................................................5
            Stand-By Commitment Agreements..............................................................5
            Third Party Puts............................................................................6
            Taxable Investments.........................................................................7
            Alternative Minimum Tax Bonds...............................................................7
            Other Investment Policies and Practices of the New York Tax Exempt Fund.....................8
                  Non-Diversified Status................................................................8
                  Special Considerations and Risk Factors...............................................8
            Other Investment Limitations................................................................9
                  Cash Reserve Fund.....................................................................9
                  New York Tax Exempt Fund.............................................................11
PORTFOLIO VALUATION....................................................................................12
PORTFOLIO TRANSACTIONS.................................................................................12
SPECIAL CONSIDERATIONS RELATING TO NEW YORK  MUNICIPAL SECURITIES......................................13
            State Economy..............................................................................14
            State Budget...............................................................................14
            Debt Limits and Outstanding Debt...........................................................17
            Litigation.................................................................................18
            Authorities................................................................................20
            New York City and Other Localities.........................................................20
            Year 2000 Compliance.......................................................................23
MANAGEMENT OF THE FUNDS................................................................................24
            Officers and Board of Directors............................................................24
            Directors' Compensation....................................................................27
            Investment Adviser, Sub-Investment Adviser and Administratorand Co-Administrator...........27
            Banking Laws...............................................................................29
            Custodian and Transfer Agent...............................................................30
            Organization of the Fund...................................................................30



(1)

                                Table of Contents


                                                                                                     Page
                                                                                                     ----

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.........................................................31
            Automatic Cash Withdrawal Plan.............................................................32
EXCHANGE PRIVILEGE.....................................................................................32
ADDITIONAL INFORMATION CONCERNING TAXES................................................................32
DETERMINATION OF YIELD.................................................................................36
INDEPENDENT ACCOUNTANTS AND COUNSEL....................................................................36
MISCELLANEOUS..........................................................................................37
FINANCIAL STATEMENTS...................................................................................38
APPENDIX................................................................................................i
            Description of Commercial Paper Ratings.....................................................i
            Description of Municipal Securities Ratings................................................ii


(2)

                              INVESTMENT OBJECTIVES

       The following information supplements the discussion of each Fund's investment objective and policies in the Prospectus. There are no assurances that the Funds will achieve their investment objectives.

       The investment objective of the Cash Reserve Fund is to provide investors with high current income consistent with liquidity and stability of principal.

       The investment objective of the New York Tax Exempt Fund is to provide investors with as high a level of current income that is excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes as is consistent with preservation of capital and liquidity.

       Unless otherwise indicated, each Fund is permitted to engage in the following investment strategies. The Funds are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future.

                                     GENERAL





       Price and Portfolio Maturity. Each Fund invests only in securities which are purchased with and payable in U.S. dollars and which have (or, pursuant to regulations adopted by the Securities and Exchange Commission (the "SEC"), are deemed to have) remaining maturities of 397 calendar days or less at the date of purchase by the Fund. For this purpose, variable rate master demand notes (as described below), which are payable on demand, or, under certain conditions, at specified periodic intervals not exceeding 397 calendar days, in either case on not more than 30 days' notice, will be deemed to have remaining maturities of 397 calendar days or less. Each Fund maintains a dollar-weighted average portfolio maturity of 90 days or less. Each Fund follows these policies to maintain a constant net asset value of $1.00 per share, although there is no assurance that it can do so on a continuing basis.






       Portfolio Quality and Diversification. Each Fund will limit its portfolio investments to securities that its Board determines present minimal credit risks and which are "Eligible Securities" at the time of acquisition by the Fund. The term Eligible Securities includes securities rated by the "Requisite NRSROs" in one of the two highest short-term rating categories, securities of issuers that have received such ratings with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (i) any two nationally recognized statistical rating organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) one NRSRO, if only one NRSRO has issued a rating with respect to such security or issuer at the time that the Fund acquires the security. The Funds may purchase securities that are unrated at the time of purchase that a Fund's investment adviser and sub-investment adviser deem to be of comparable quality to rated securities that the Fund may purchase. The NRSROs currently designated as such by the

SEC are Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Services, Inc., Duff and Phelps, Inc. and IBCA Limited and its affiliate, IBCA, Inc. A discussion of the ratings categories of the NRSROs is contained in the Appendix to the Fund's Statement of Additional Information.

       The Funds have adopted certain credit quality, maturity and diversification requirements under Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), as operating policies. Under these policies, there are two tiers of Eligible Securities, first and second tier, based on their ratings by NRSROs or, if the securities are unrated, on determinations by a Fund's investment adviser and sub-investment adviser. These policies generally restrict a Fund from investing more than 5% of its assets in second tier securities and limit to 5% of assets the portion that may be invested in any one issuer. The Tax Exempt Fund may invest up to 25% of its assets without regard to this per issuer limit. In addition, the credit quality and diversification policies vary to some extent between the Cash Reserve and Tax Exempt Funds because the Tax Exempt Fund is a single-state tax exempt fund.

                               INVESTMENT POLICIES





       Municipal Securities. Under normal circumstances, substantially all of the New York Tax Exempt Fund's assets will be invested in Municipal Securities. Municipal Securities include short-term debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity securities that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Securities if the interest paid thereon is exempt from federal income tax.


       The two principal types of Municipal Securities consist of "general obligation" and "revenue" issues, and the New York Tax Exempt Fund's portfolio may include "moral obligation" issues, which are normally issued by special purpose authorities. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity securities held by the Fund are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity securities is usually directly related to the credit standing of the corporate user of the facility involved.

       There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of rating agencies represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the New York Tax Exempt Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund's investment adviser and sub-investment adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See the Appendix attached hereto for further information concerning ratings and their significance.

       An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Securities may be materially adversely affected.

       Among other instruments, the New York Tax Exempt Fund may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

       Bank Obligations. The Cash Reserve Fund may purchase bank obligations, including United States dollar-denominated instruments issued or supported by the credit of the United States or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. While the Cash Reserve Fund will invest in obligations of foreign banks or foreign branches of United States banks only if the Fund's investment adviser and sub-investment adviser deem the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of United States banks due to differences in political, regulatory and economic systems and conditions. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. The Cash Reserve Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its assets.

       Variable Rate Master Demand Notes. Each Fund may also purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time and may resell the note at any time to a third party. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default.

       Variable rate master demand notes held by a Fund may have maturities of more than thirteen months, provided: (i) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice and (ii) the rate of interest on such notes is adjusted automatically at periodic intervals which may extend up to thirteen months. In determining the Fund's average weighted portfolio maturity and whether a variable rate master demand note has a remaining maturity of thirteen months or less, each note will be deemed by the Fund to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount owed can be recovered through demand. In determining whether an unrated variable rate master demand note is of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service or when purchasing variable rate master demand notes, the Fund's investment adviser and sub-investment adviser will consider the earning power, cash flow and other liquidity ratios of the issuer of the note and will continuously monitor its financial condition. In addition, when necessary to ensure that a note is of "high quality," the Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter of line of credit, guarantee or commitment to lend.

       In the event an issuer of a variable rate master demand note defaults on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. However, the Fund will invest in such instruments only where its investment adviser and sub-investment adviser believe that the risk of such loss is minimal. In determining average weighted portfolio maturity, a variable rate master demand note will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand note period.





       Government Securities. Government Securities in which the Funds may invest include Treasury Bills, Treasury Notes and Treasury Bonds; other obligations that are supported by the full faith and credit of the United States Treasury, such as Government National Mortgage Association pass-through certificates; obligations that are supported by the right of the issuer to borrow from the Treasury, such as securities of Federal Home Loan Banks; and obligations that are supported only by the credit of the instrumentality, such as Federal National Mortgage Association bonds.


       When-Issued Securities. A Fund may purchase Municipal Securities or portfolio securities, as the case may be, on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). Each Fund may purchase portfolio securities on a

"when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. A Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Each Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions, and that a commitment by the Fund to purchase when-issued securities will generally not exceed 45 days. The Funds do not intend to purchase when-issued securities for speculative purposes but only in furtherance of their investment objectives.

       When the Fund agrees to purchase when-issued securities, its custodian will set aside cash or liquid securities in a segregated account equal to the amount of the commitment. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will set aside cash and liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets.

       When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.





       Repurchase Agreements. Each Fund may agree to purchase money market instruments from financial institutions such as banks and broker-dealers subject to the seller's agreement to repurchase them at an agreed-upon date and price ("repurchase agreements"). The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Default by a seller, if the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, could expose the Fund to possible loss, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights thereto. Repurchase agreements are considered to be loans by the Fund under the 1940 Act. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve/Treasury book-entry system or another authorized securities depository.






       Reverse Repurchase Agreements and Borrowings. A Fund may borrow funds for temporary purposes and not for leverage by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into such an arrangement (a "reverse repurchase agreement"), it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

       Stand-By Commitment Agreements. (New York Tax Exempt Fund only). The Fund may acquire "stand-by commitments" with respect to Municipal Securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified Municipal Securities at a specified price. Stand-by commitments acquired by the Fund may also be referred to as "put" options. The Fund's right to exercise stand-by commitments is unconditional and unqualified. A stand-by commitment is not transferable by the Fund, although the Fund can sell the underlying securities to a third party at any time.

       The principal risk of a stand-by commitment is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. The Fund intends to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of Credit Suisse Asset Management, LLC, each Fund's investment adviser ("CSAM"), present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, CSAM will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims.

       The amount payable to the Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the Municipal Securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus
(ii) all interest accrued on the securities since the last interest payment date during that period.

       The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired.

       The Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Municipal Securities which, as noted, would continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund. Stand-by commitments would not affect the average weighted maturity of the Fund's portfolio.

       The Internal Revenue Service has issued a revenue ruling to the effect that a registered investment company will be treated for federal income tax purposes as the owner of the Municipal Securities acquired subject to a stand-by commitment and the interest on the Municipal Securities will be tax-exempt to the Fund.

       Third Party Puts. (New York Tax Exempt Fund only). The Fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to the Fund will be that of holding such a long-term bond and the dollar-weighted average maturity of the Fund's portfolio would be adversely affected.

       These bonds coupled with puts may present the same tax issues as are associated with stand-by commitments. As with any stand-by commitment, the Fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, CSAM, intends to manage the Fund's portfolio in a manner designed to minimize any adverse impact from these investments.


       Taxable Investments. (New York Tax Exempt Fund only). Because the Fund's purpose is to provide income excluded from gross income for federal income tax purposes and exempt from New York State and New York City taxes, the Fund generally will invest in taxable obligations only if and when the investment adviser believes it would be in the best interests of the Fund's investors to do so. Situations in which the Fund may invest up to 20% of its total assets in taxable securities include: (i) pending investment of proceeds of sales of Fund shares or the sale of its portfolio securities or (ii) when the Fund requires highly liquid securities in order to meet anticipated redemptions. The Fund may temporarily invest more than 20% of its total assets in taxable securities to maintain a "defensive" posture when the Fund's investment adviser determines that it is advisable to do so because of adverse market conditions affecting the market for Municipal Securities generally.

       Among the taxable investments in which the Fund may invest are repurchase agreements and time deposits maturing in not more than seven days. The Fund may agree to purchase money market instruments from financial institutions such as banks and broker-dealers subject to the seller's agreement to repurchase them at an agreed-upon date and price ("repurchase agreements"). The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve/Treasury book-entry system or another authorized securities depository.


       Alternative Minimum Tax Bonds. Each Fund may invest in "Alternative Minimum Tax Bonds," which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities (in the case of the Tax Exempt Fund, up to 20% of its total assets). While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate "alternative minimum tax." The alternative minimum tax is a special tax that applies to a limited number of taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by a Fund may be lower than those from other Municipal Obligations acquired by a Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds. At present, the Cash Reserve Fund does not intend to purchase Alternative Minimum Tax Bonds.



Other Investment Policies and Practices of the New York Tax Exempt Fund.






       Non-Diversified Status. The New York Tax Exempt Fund is classified as non-diversified within the meaning of the 1940 Act, which means that it is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The Fund's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Code. See "Additional Information Concerning Taxes." To qualify, the Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (a) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.



       Special Considerations and Risk Factors. In seeking to achieve its investment objective the Tax Exempt Fund may invest all or any part of its assets in Municipal Securities which are industrial development bonds. Moreover, although the Tax Exempt Fund does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues of economically related projects, if such investment is deemed necessary or appropriate by the Fund's investment adviser and sub-investment adviser. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated.



       The Tax Exempt Fund also invests in securities backed by guarantees from banks and other financial institutions. The Fund's ability to maintain a stable share price is largely dependent upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to the Fund and affect its share price.



       As a non-diversified mutual fund, the Tax Exempt Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, will be subject to greater credit risk with respect to its portfolio securities. In the opinion of the Fund's adviser, any risk to the Fund should be limited by its intention to continue to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), and by its policies restricting investments to obligations with short-term maturities and high quality credit ratings.



       The Tax Exempt Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York Municipal Securities to meet their continuing obligations for the payment of principal and interest. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York Municipal Securities to meet their financial obligations.




       Certain substantial issuers of New York Municipal Securities (including issuers whose obligations may be acquired by the Fund) have, at times, experienced serious financial difficulties. These difficulties have jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obligations. Although several different issues of municipal securities of New York State and its agencies and instrumentalities and of New York City have been downgraded by S&P and Moody's in recent years, the most recent actions of S&P and Moody's have been to place the debt obligations of New York State on CreditWatch with positive implications and to upgrade the debt obligations of New York City, respectively. Strong demand for New York Municipal Securities has also at times had the effect of permitting New York Municipal Securities to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York Municipal Securities could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Securities. Although as of the date of this Statement of Additional Information, no issuers of New York Municipal Securities are in default with respect to the payment of their municipal securities, the occurrence of any such default could affect adversely the market values and marketability of all New York Municipal Securities and, consequently, the net asset value of the Fund's portfolio

Other Investment Limitations.






       Cash Reserve Fund. The investment limitations numbered 1 through 10 may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 11 and 12 may be changed by a vote of the Fund's Board of Directors (the "Board") at any time.


       The Cash Reserve Fund may not:



1. Invest in common stocks, preferred stocks, warrants, other equity securities, corporate bonds or indentures, state bonds, municipal bonds or industrial revenue bonds.



2. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to securities issued or guaranteed by the United States government, its agencies or instrumentalities, and except that up to 25% of the value of the Fund's assets may be invested without regard to this 5% limitation.



3. Borrow money, issue senior securities or enter into reverse repurchase agreements except for temporary or emergency purposes and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's assets at the time of such borrowing. The Fund does not currently intend to enter into reverse repurchase agreements in amounts in excess of 5% of its assets at the time the agreement is entered into. Whenever borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.



4. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of obligations issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political sub-divisions or certificates of deposit, time deposits, savings deposits and bankers' acceptances.



5. Make loans except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and enter into repurchase agreements.

6. Underwrite any issue of securities except to the extent that the purchase of debt obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.



7. Purchase securities on margin, make short sales of securities or maintain a short position.



8. Write or sell puts, calls, straddles, spreads or combinations thereof.



9. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may purchase commercial paper issued by companies that invest in real estate or interests therein.



10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition or reorganization.



11. Invest more than 10% of the value of the Fund's total assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days after notice by the Fund, variable rate master demand notes providing for settlement upon maturities longer than seven days and savings accounts which require more than seven days' notice prior to withdrawal shall be considered illiquid securities.



12.           Invest in oil, gas or mineral leases.


       If a percentage restriction (other than the percentage limitation set forth in No. 3 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.






       New York Tax Exempt Fund. The investment limitations numbered 1 through 9 may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or
(ii) more than 50% of the outstanding shares. Investment limitations 10 and 11 may be changed by a vote of the Fund's Board of Directors (the "Board") at any time.


       The New York Tax Exempt Fund may not:

1. Invest less than 80% of its assets in securities the interest on which is exempt from federal income tax, except during temporary defensive periods or under unusual market conditions, as determined by the Fund's investment adviser.

2. Borrow money, issue senior securities or enter into reverse repurchase agreements except for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's assets at the time of such borrowing. The Fund does not currently intend to enter into reverse repurchase agreements in amounts in excess of 5% of its assets at the time the agreement is entered into. Whenever borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

3. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of (i) obligations issued by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political sub-divisions, (ii) certificates of deposit issued by United States branches of United States banks or (iii) Municipal Securities the interest on which is paid solely from revenues of economically related projects. For purposes of this restriction, private activity securities ultimately payable by companies within the same industry are treated as if they were issued by issuers in the same industry.

4. Make loans except that the Fund may purchase or hold debt obligations and enter into repurchase agreements in accordance with its investment objective, policies and limitations.

5. Underwrite any issue of securities except to the extent that the purchase of debt obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

6. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in debt obligations secured by real estate, mortgages or interests therein.

7. Purchase securities on margin, make short sales of securities or maintain short positions.

8. Write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may acquire stand-by commitments.

9. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition or reorganization.

10. Invest in oil, gas or mineral leases.


       If a percentage restriction (other than the percentage limitation set forth in No. 2 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

                              PORTFOLIO VALUATION

       Each Fund's portfolio securities are valued on the basis of amortized cost. Under this method, the Fund values a portfolio security at cost on the date of purchase and thereafter assumes a constant value of the security for purposes of determining net asset value, which normally does not change in response to fluctuating interest rates. Although the amortized cost method seems to provide certainty in portfolio valuation, it may result in periods during which values, as determined by amortized cost, are higher or lower than the amount the Fund would receive if it sold the securities. In connection with amortized cost valuation, the Board has established procedures that are intended to stabilize the Fund's net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the Fund's net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the amount of any deviations from the Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the Fund's average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of the Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

                             PORTFOLIO TRANSACTIONS

       CSAM is responsible for establishing, reviewing, and, where necessary, modifying a Fund's investment program to achieve its investment objective. BlackRock Institutional Management Corporation ("BIMC") generally will select specific portfolio investments and effect transactions for each Fund. Purchases and sales of portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with dealers who specialize in money market instruments. BIMC seeks to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one dealer are comparable, BIMC may, in its discretion, effect transactions in portfolio securities with dealers who provide the Fund with research advice or other services.

       Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by BIMC. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price, and available investments allocated as to amount, in a manner which BIMC believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, BIMC may aggregate the securities to be sold or purchased for each Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

       In no instance will portfolio securities be purchased from or sold to CSAM, Credit Suisse Asset Management Securities, Inc. ("CSAMSI") or Credit Suisse First Boston ("CS First Boston") or any affiliated person of such companies, except pursuant to an exemption received from the SEC. In addition, a Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

       The New York Tax Exempt Fund may participate, if and when practicable, in bidding for the purchase of Municipal Securities directly from an issuer for the Fund's portfolio in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when CSAM and BIMC, in their sole discretion, believe such practice to be otherwise in the Fund's interest.

       Each Fund does not intend to seek profits through short-term trading. A Fund's annual portfolio turnover will be relatively high but the Fund's portfolio turnover is not expected to have a material effect on its net income. The Fund's portfolio turnover is expected to be zero for regulatory reporting purposes.

                   SPECIAL CONSIDERATIONS RELATING TO NEW YORK

                              MUNICIPAL SECURITIES

       Some of the significant financial considerations relating to the New York Tax Exempt Fund's investments in New York Municipal Securities are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York as supplemented and contained in official statements relating to issues of New York Municipal Securities that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.






       State Economy. New York is one of the most populous states in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

       State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.



       The economic forecast of the State has also been modified for 2000 and 2001 from the mid-year forecast to reflect a stronger-than-expected economy. Continued growth is projected for 2000 and 2001 for employment, wages, and personal income, although the growth in employment will moderate from the 1999 pace. Personal income is estimated to have grown by 4.7 percent in 1999, fueled in part by a large increase in financial sector bonus payments at the year's end. Personal income is projected to grow 5.5 percent in 2000 and 4.8 percent in 2001. Total bonus payments are projected to increase by 11 percent in 2000 and 10.5 percent in 2001. Overall employment growth is expected to continue at a more modest pace than in 1999, reflecting the slower growth in the national economy, continued spending restraint by government employers, and restructuring in the manufacturing, health care, social service, and banking sectors.



       There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.







       State Budget. The State Constitution requires the governor (the "Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.



       State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99). On March 31, 1999, the State adopted the debt service portion of the State budget for the 1999-2000 fiscal year; four months later, on August 4, 1999, it enacted the remainder of the budget. The Governor approved the budget as passed by the Legislature. Prior to passing the budget in its entirety for the current fiscal year, the State enacted appropriations that permitted the State to continue its operations.



       The State revised the cash-basis 1999-2000 State Financial Plan on January 11, 2000, with the release of the 2000-01 Executive Budget. The State updated the Financial Plan on January 31, 2000 to reflect the Governor's amendments to his Executive Budget. After these changes, the Division of the Budget ("DOB") now expects the State to close the 1999-2000 fiscal year with an available cash surplus of $758 million in the General Fund, an increase of $733 million over the surplus estimate in the mid-year update. The larger projected surplus derives from $499 million in net higher projected receipts and $259 million in net lower estimated disbursements. DOB revised both its projected receipts and disbursements based on a review of actual operating results through December 1999, as well as an analysis of underlying economic and programmatic trends it believes may affect the Financial Plan for the balance of the year.



       The State plans to use the entire $758 million surplus to make additional deposits to reserve funds. At the close of the current fiscal year, the State expects to deposit $75 million from the surplus into the State's Tax Stabilization Reserve Fund ("TSRF") - the fifth consecutive annual deposit. In the 2000-01 Executive Budget, as amended, the Governor is proposing to use the remaining $683 million from the 1999-2000 surplus to fully finance the estimated 2001-02 and 2002-03 costs of his proposed tax reduction package ($433 million) and to increase the Debt Reduction Reserve Fund ("DRRF") ($250 million).



       DOB projects total General Fund disbursements of $37.06 billion in 1999-2000, a decline of $282 million from the October estimate. Of this amount, $33 million is related to the timing of spending and accounting adjustments and therefore does not contribute to the surplus projected by DOB. The $33 million consists of lower timing-related spending of $65 million from the Community Projects Fund ("CPF") and $50 million from the Collective Bargaining Reserve, offset by the Medicaid reclassification of $82 million described above. Accordingly, lower disbursements since October contribute $249 million to the 1999-2000 surplus, which, when combined with the $10 million in lower disbursements recognized in the mid-year update, produce a total reduction in estimated disbursements of $259 million for the current year.



       State Operations spending is now projected to total $6.63 billion in 1999-2000. In the revised Financial Plan, $50 million of an original $100 million for new collective bargaining costs is set aside in a reserve to cover the cost of labor agreements in 1999-2000, and the balance is transferred to General State Charges in the current year to pay for the recently approved labor contract with State University employees and other labor costs. The remaining revisions to the State Operations estimate are comprised of savings from agency efficiencies and timing-related changes that do not affect the surplus.

       The State projects a closing balance of $1.17 billion in the General Fund, after the tax refund reserve transaction. The balance is comprised of $548 million in the Tax Stabilization Reserve Fund ("TSRF") after a $75 million deposit in 1999-2000; $265 million in the CPF, which pays for Legislative initiatives; $250 million in the DRRF; and $107 million in the Contingency Reserve Fund ("CRF") (which guards against litigation risks).







       In addition to the General Fund closing balance of $1.17 billion, the State will have a projected $3.09 billion in the tax refund reserve account at the end of 1999-2000. The refund reserve account is used to adjust personal income tax collections across fiscal years to pay for tax refunds, as well as to accomplish other Financial Plan objectives. The projected balance of $3.09 billion is comprised of $1.82 billion in tax reduction reserves from the 1998-99 surplus; $683 million from the 1999-2000 surplus; $521 million from LGAC that may be used to pay tax refunds during 2000-01 but must be on deposit at the close of the fiscal year; $50 million in collective bargaining reserves from 1999-2000; and $25 million in reserves for tax credits.



       The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and received almost all State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.



       The Governor presented his 2000-01 Executive Budget to the Legislature on January 10, 2000. The Executive Budget contains financial projections for the State's 1999-2000 through 2002-03 fiscal years, a detailed explanation of receipts estimates and the economic forecast on which it is based, and proposed Capital Program and Financing Plan for the 2000-01 through 2004-05 fiscal years. On January 31, 2000, the Governor submitted amendments to his Executive Budget, the most significant of which recommends eliminating all gross receipts taxes on energy providers.

       There can be no assurance that the Legislature will enact into law the Governor's Executive Budget, as amended, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth therein.



       The 2000-01 Financial Plan is projected to have receipts in excess of disbursements on a cash basis in the General Fund, after accounting for the transfer of available receipts from 1999-2000 to 2000-01. Under the Governor's Executive Budget, as amended, total General Fund receipts, including transfers from other funds, are projected at $38.62 billion, an increase of $1.28 billion (3.4 percent) over the current fiscal year. General Fund disbursements, including transfers to other funds, are recommended to grow by 2.3 percent to $37.93 billion, an increase of $869 million over 1999-2000. State Funds spending (the portion of the budget supported exclusively by State taxes, fees, and revenues) is projected to total $52.46 billion, an increase of $2.57 billion or 5.1 percent. Spending from All Government Funds is expected to grow by 5.5 percent, increasing by $4.0 billion to $76.82 billion.



       The State projects a closing balance of $1.61 billion in the General Fund at the end of 2000-01. This balance is comprised of a $433 million reserve set aside from the 1999-2000 surplus to finance the estimated costs of the Governor's proposed tax reduction package in 2001-02 and 2002-03, $475 million in cumulative reserves for collective bargaining ($425 million from 2000-01 plus $50 million from 1999-2000), $548 million in the TSRF, and $150 million in the CRF after a proposed $43 million deposit in 2000-01. The change in the closing fund balance compared to 1999-2000 results from the planned use in 2000-01 of $265 million for existing legislative initiatives financed from the CPF and the reclassification of DRRF into the CPF, offset by increased reserves for collective bargaining, tax reduction, and litigation discussed above.



       In addition to the General Fund closing balance of $1.61 billion, the State will have a projected $567 million in the tax refund reserve at the end of 2000-01. Also, $1.2 billion is proposed to be on deposit in the Star Special Revenue Fund to be used in 2001-02 for State-funded local tax reductions and $250 million is proposed to be on deposit in the DRRF. The balance in the DRRF is projected to be used in 2001-02 to retire existing high-cost State-supported debt and increase pay-as-you-go financing of capital projects.



       Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. The projections assume no changes in federal tax law, which could substantially alter the current receipts forecast. In addition, these projections do not include funding for new collective bargaining agreements after the current contracts expire. Actual results, however, could differ materially and adversely from their projections, and those projections may be changed materially and adversely from time to time.

       Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

       The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

       The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.












       Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. The State assumes that the 2000-01 Financial Plan will achieve $500 million in savings from initiatives by State agencies to deliver services more efficiently, workforce management efforts, maximization of federal and non-General Fund spending offsets, and other actions necessary to help bring projected disbursements and receipts into balance. The projections do not assume any gap-closing benefit from the potential settlement of State claims against the tobacco industry.


       On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's


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



moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed I rating on the State's outstanding bonds. Subsequent to that time, the State's general obligations have not been downgraded by S&P.



       On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed I rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody's affirmed I2 rating with a stable outlook to the State's general obligations.


       New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.



       Litigation. Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action seeking enforcement of certain sales and excise taxes and tobacco products and motor fuel sold to non-Indian consumers on Indian reservations; and (4) a challenge to the Governor's application of his constitutional line item veto authority.


       Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $116 million in fiscal 1996-97, $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of State of Delaware v. State of New York, on January 21, 1994, the State entered into a settlement agreement with various parties. Pursuant to all agreements executed in connection with the action, the State was required to make aggregate payments of $351.4 million. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year. Litigation challenging the constitutionality of the treatment of certain moneys held in a reserve fund was settled in June 1996 and certain amounts in a Supplemental Reserve Fund previously credited by the State against prior State and local pension contributions were paid in 1998.



       The legal proceedings noted above involve State finances, State programs and miscellaneous cure rights, tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the current fiscal year or thereafter. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced financial plan. An adverse decision in any of these proceedings could exceed the amount of the reserve established in the State's financial plan for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced financial plan.


       Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.



       On November 23, 1998, the attorneys general for forty-six states (including New York) entered into a master settlement agreement ("MSA") with the nation's largest tobacco manufacturers. Under the terms of the MSA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years under the MSA, with payments apportioned among the State (51 percent), counties (22 percent), and New York City (27 percent). The projected payments are an estimate and subject to adjustments for, among other things, the annual change in the volume of cigarette shipments and the rate of inflation.



       From 1999-2000 through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, will receive settlement payments of $1.47 billion over the same period.


       Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

       Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.



       In February 1997, the Job Development Authority ("JDA") issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital structure. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities were suspended since 1995. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed its recent refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines.







       New York City and Other Localities. The fiscal health of the State may also be impacted by the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.



       In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended I rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.



       On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, S&P assigned I- rating to Series 1999H of New York City general obligation bonds and affirmed the A- rating on various previously issued New

York City bonds. Subsequent to that time, the City's general obligation bonds have not been downgraded by S&P.



       Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded approximately $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's affirmed I3 rating to the City's general obligations and stated that its outlook was stable.



       On March 8, 1999, Fitch IBCA upgraded New York City's $26 billion outstanding general obligation bonds from A- to A. Subsequent to that time, the City's general obligation bonds have not been downgraded by Fitch IBCA.


       New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. Since its creation, MAC has provided, among other things, financing assistance to the City by refunding maturing City short-term debt and transferring to the City funds received from sales of MAC bonds and notes. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City.

       Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.

       Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in its Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.



       The projections set forth in the City's Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.


       To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. The City issues securities to finance the rehabilitation of its infrastructure and other capital needs and to refinance existing debt, as well as for seasonal financing needs. In fiscal year 1998 and again in fiscal year 2000, the State constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent these disruptions in the capital program, two entities were created to issue debt to increase the City's capital financing capacity: (i) the State Legislature created the Transitional Finance Authority ("TFA") in 1997, and (ii) the City created the Tobacco Settlement Asset Securitization Corporation in 1999. Despite these actions, the City, in order to continue its capital program, will need additional financing capacity in fiscal year 2002, which could be provided through increasing the borrowing authority of the TFA or amending the State constitutional debt limit.


       The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.



       The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance.

The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.



       Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the fiscal year.








       Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the city of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding. Troy MAC has issued bonds to effect a restructuring of the City of Troy's obligations.




       Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

       From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.








       Year 2000 Compliance. To date, the State has experienced no significant Year 2000 computer disruptions. Monitoring will continue over the next few months to identify and correct any problems that may arise. However, there can be no assurance that outside parties who provide goods and services to the State will not experience computer problems related to Year 2000 programming in the future, or that such disruptions, if they occur, will not have an adverse impact on State operations or finances.

              MANAGEMENT OF THE FUNDS


       Officers and Board of Directors.


       The names (and ages) of each Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.


Richard H. Francis (67)                                         Director
                                                                Currently retired; Executive Vice President and
40 Grosvenor Road                                               Chief Financial Officer of Pan Am Corporation and
Short Hills, New Jersey 07078                                   Pan American World Airways, Inc. from 1988 to 1991;
                                                                Director of The Infinity Mutual Funds, BISYS Group
                                                                Incorporated;
                                                                Director/Trustee of other Warburg Pincus Funds and
                                                                other CSAM-advised investment companies.
Jack W. Fritz (72)                                              Director
2425 North Fish Creek Road                                      Private investor; Consultant and Director
P.O. Box 483                                                    of Fritz Broadcasting, Inc. and Fritz
Wilson, Wyoming 83014                                           Communications (developers and operators of radio
                                                                stations); Director of Advo, Inc. (direct mail
                                                                advertising);  Director/Trustee of other Warburg
                                                                Pincus Funds.

James S. Pasman, Jr. (69)                                       Director
29 The Trillium                                                 Currently retired; President and Chief Operating
Pittsburgh, Pennsylvania 15238                                  Officer of National InterGroup, Inc. from April
                                                                1989 to March 1991; Chairman of Permian Oil Co.
                                                                from April 1989 to March 1991; Director of
                                                                Education Management Corp., Tyco International
                                                                Ltd.; Trustee, BT Insurance Funds Trust;
                                                                Director/Trustee of other Warburg Pincus Funds and
                                                                other CSAM-advised investment companies.

William W. Priest* (58)                                         Chairman of the Board
153 East 53rd Street                                            Chairman- Management Committee, Chief Executive
                                                                Officer and Managing Director of


-------------------------------------
* Indicates a Director/Trustee who is an "interested person" of the Fund as defined in the 1940 Act.

New York, New York 10022                                        CSAM since 1990; Director/Trustee of other Warburg
                                                                Pincus Funds and other CSAM-advised investment
                                                                companies.

Steven N. Rappaport (51)                                        Director
40 East 52nd Street,                                            President of Loanet, Inc. (on-line accounting
New York, New York 10022                                        service) since 1997; Executive Vice President of
                                                                Loanet, Inc. from 1994 to 1997; Director,
                                                                President, North American Operations, and former
                                                                Executive Vice President from 1992 to 1993 of
                                                                Worldwide Operations of Metallurg Inc.; Executive
                                                                Vice President, Telerate, Inc. from 1987 to 1992;
                                                                Partner in the law firm of Hartman & Craven until
                                                                1987; Director/Trustee of other Warburg Pincus
                                                                Funds and other CSAM-advised investment companies.

Alexander B. Trowbridge (70)                                    Director
1317 F Street, N.W., 5th Floor                                  President of Trowbridge Partners, Inc.
Washington, DC 20004                                            (business consulting) since January 1990; Director
                                                                or Trustee of New England Mutual Life Insurance
                                                                Co., ICOS Corporation (biopharmaceuticals), IRI
                                                                International (energy services), The Rouse Company
                                                                (real estate development), Harris Corp.
                                                                (electronics and communications equipment), The
                                                                Gillette Co. (personal care products) and Sunoco,
                                                                Inc. (petroleum refining and marketing);
                                                                Director/Trustee of other Warburg Pincus Funds.

Eugene L. Podsiadlo (42)                                        President
466 Lexington Avenue                                            Managing Director of CSAM; Associated with CSAM
New York, New York 10017-3147                                   since Credit Suisse acquired the Funds' predecessor
                                                                adviser in July 1999; with the predecessor adviser
                                                                since 1991; Vice President of Citibank, N.A. from
                                                                1987 to 1991; Officer of CSAMSI and of other
                                                                Warburg Pincus Funds.

Hal Liebes, Esq. (35)                                           Vice President and Secretary
153 East 53rd Street                                            Managing Director and General Counsel of CSAM;
New York, New York 10022                                        Associated with Lehman Brothers, Inc. from 1996
                                                                to 1997; Associated with CSAM from 1995 to 1996;
                                                                Associated with CS First Boston Investment
                                                                Management from 1994 to 1995; Associated with
                                                                Division of Enforcement, U.S. Securities and
                                                                Exchange Commission from 1991

                                                                to 1994; Officer of CSAMSI, other Warburg Pincus
                                                                Funds and other CSAM-advised investment companies.

Michael A. Pignataro (40)                                       Treasurer and Chief Financial Officer Vice
153 East 53rd Street                                            President and Director of Fund Administration of
New York, New York 10022                                        CSAM; Associated with CSAM since 1984; Officer of
                                                                other Warburg Pincus Funds and other CSAM-advised
                                                                investment companies.

Stuart J. Cohen, Esq. (31)                                      Assistant Secretary
466 Lexington Avenue                                            Vice President and Legal Counsel of CSAM; Associated
New York, New York 10017-3147                                   with CSAM since Credit Suisse acquired the Funds'
                                                                predecessor adviser in July 1999; with the
                                                                predecessor adviser since 1997; Associated with the
                                                                law firm of Gordon Altman Butowsky Weitzen Shalov &
                                                                Wein from 1995 to 1997; Officer of other Warburg
                                                                Pincus Funds.

Rocco A. DelGuercio (36)                                        Assistant Treasurer
153 East 53rd Street                                            Assistant Vice President and Administrative Officer
New York, New York 10022                                        of CSAM; Associated with CSAM since June 1996;
                                                                Assistant Treasurer, Bankers Trust Corp. -- Fund
                                                                Administration from March 1994 to June 1996; Mutual
                                                                Fund Accounting Supervisor, Dreyfus Corporation
                                                                from April 1987 to March 1994; Officer of other
                                                                Warburg Pincus Funds and other CSAM-advised
                                                                investment companies.




                  No employee of CSAM, PFPC Inc., the Funds' co-administrator ("PFPC"), or any of their affiliates receives any compensation from the Funds for acting as an officer or director/trustee of a Fund. Each Director who is not a director, trustee, officer or employee of CSAM, PFPC or any of their affiliates receives the following annual and per-meeting fees:



--------------------------------------------------------------------------------------------------------------------

                                                                                                FEE FOR EACH AUDIT
                                                                     FEE FOR EACH               COMMITTEE MEETING
FUND                                       ANNUAL FEE                MEETING ATTENDED           ATTENDED
--------------------------------------------------------------------------------------------------------------------
Cash Reserve Fund                         $750                       $250                       $250*
--------------------------------------------------------------------------------------------------------------------
New York Tax Exempt Fund                  $750                       $250                       $250*
--------------------------------------------------------------------------------------------------------------------



*Alexander B. Trowbridge receives $325 for serving as Chairman of the Audit
 Committee.

                  Each Director is reimbursed for expenses incurred in connection with his attendance at Board meetings.


                  Directors' Compensation


            (for the fiscal year ended December 31, 1999)




                                                                            Total Compensation from
                                                                            all Investment Companies
                                                                            in Warburg Pincus
                                                                            Fund Complex
                                                                            ------------
                                            Compensation from
 Name of Director(1)                            each Fund
 -----------------                              ---------
William W. Priest(2)                                 None                           None

Richard N. Cooper(3)                                $2,625                          $47,500

Richard H. Francis(4)                               $1,000                          $38,250

Jack W. Fritz                                       $4,750                          $94,250

Jeffrey E. Garten(3)                                $4,750                          $94,250

Thomas A. Melfe(3)                                  $3,125                          $40,750

James S. Pasman, Jr.(4)                             $1,000                          $38,250

Steven N. Rappaport(4)                              $1,000                          $38,250

Arnold M. Reichman(2)                                None                           None

Alexander B. Trowbridge                              $4,825                         $97,100



-------------------------------


1 Each Director serves as a Director or Trustee of 45 investment companies and portfolios in the Warburg Pincus family of funds, except for Mr. Garten, who serves as a Director or Trustee of 14 investment companies in the Warburg Pincus family of funds.



2 Mr. Priest receives compensation as an affiliate of CSAM, and, accordingly, receives no compensation from any Fund or any other investment company advised by CSAM. Mr. Reichman resigned as a Director of each Fund effective August 18, 1999.



3 Messrs. Cooper and Melfe resigned as a Director of each Fund effective July 6, 1999. Mr. Garten resigned as a Director of the Funds effective February 3, 2000.



4 Messrs. Francis, Pasman and Rappaport became Directors of the Funds effective July 6, 1999.



                  As of April 1, 2000, Directors and officers of a Fund as a group owned of record less than 1% of the relevant Fund's outstanding common stock.

                  Investment Adviser, Sub-Investment Adviser and Administrator and Co-Administrator.





                  CSAM, located at 153 East 53rd Street, New York, New York 10022, serves as investment adviser to each Fund pursuant to a written agreement (the "Advisory Agreement"). CSAM is an indirect wholly-owned U.S. subsidiary of Credit Suisse ("Credit Suisse"). Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse comprises five business units -- Credit Suisse Asset Management (asset management); Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance). Credit Suisse has approximately $680 billion of global assets under management and employs approximately 62,000 people worldwide. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland.

                  Prior to July 6, 1999, Warburg Pincus Asset Management, Inc. ("Warburg") served as investment adviser to each Fund. On that date, Credit Suisse acquired Warburg and combined Warburg with Credit Suisse's existing U.S.-based asset management business ("Credit Suisse Asset Management"). Consequently, the combined entity, CSAM, became the Funds' investment adviser. Credit Suisse Asset Management, formerly known as BEA Associates, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years.

                  BIMC serves as sub-investment adviser and administrator to the Fund and CSAMSI serves as co-administrator to the Fund pursuant to written agreements (the "Sub-Advisory Agreement" and the "Co-Administration Agreement," respectively, and collectively, the "Agreements"). CSAMSI became co-administrator to each Fund on November 1, 1999. Prior to that, Counsellors Funds Service, Inc. ("Counsellors Service") served as co-administrator to the Funds.

                  For the services provided pursuant to the Advisory Agreement, CSAM is entitled to receive a fee, computed daily and payable monthly, at the annual rate of .25% of the value of each Fund's average daily net assets. CSAM and each Fund's administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be paid by the Fund.

                  As sub-investment adviser and administrator, BIMC has agreed to implement each Fund's investment program as determined by the Board and CSAM. BIMC will supervise the day-to-day operations of the Fund and perform the following services: (i) providing investment research and credit analysis concerning the Fund's investments, (ii) placing orders for all purchases and sales of the Fund's portfolio investments and (iii) maintaining the books and records required to support the Fund's operations. BIMC also calculates the Fund's net asset value, provides accounting services for the Funds and assists in related aspects of the Funds ' operations. As compensation therefor, each Fund has agreed to pay BIMC a fee computed daily and payable monthly at an annual rate of .25% of the value of each Fund's average daily net assets.

                  As co-administrator, CSAMSI provides shareholder liaison services to the Funds including responding to shareholder inquiries and providing information on shareholder investments. CSAMSI also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between a Fund and its various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual and semiannual reports, assisting in the preparation of tax returns and monitoring and developing compliance procedures for the Fund. As compensation, each Fund pays to CSAMSI a fee calculated at an annual rate of .10% of the Fund's average daily net assets.





Advisory Fees paid to CSAM and CSAM's Predecessor, Warburg





                                Fiscal year ended                    10-month period ended
                                February 28, 1997                      December 31, 1997
                         Net Fee              Waiver             Net Fee             Waiver
Cash Reserve Fund      $    1,092,344     $     (229,970)    $    1,004,894      $     (192,234)
New York Tax
Exempt Fund            $      287,156     $      (74,362)    $      294,367      $      (58,818)




                               Fiscal year ended                    Fiscal year ended
                               December 31, 1998                    December 31, 1999
                          Net Fee             Waiver             Net Fee             Waiver
Cash Reserve Fund      $   1,059,673      $     (237,838)    $    1,051,927      $     (258,393)
New York Tax
Exempt Fund            $     307,690      $      (86,187)    $      386,660      $      (99,668)








Sub-Advisory and Administration Fees paid to BIMC


                                Fiscal year ended                    10-month period ended
                                February 28, 1997                      December 31, 1997
                         Net Fee              Waiver             Net Fee             Waiver
Cash Reserve Fund      $    1,092,344      $     (344,956)   $    1,004,894       $     (288,351)
New York Tax
Exempt Fund            $      287,156      $     (111,543)   $      294,367       $      (88,227)




                                  Fiscal year ended                    Fiscal year ended
                                  December 31, 1998                    December 31, 1999
                             Net Fee             Waiver             Net Fee             Waiver
Cash Reserve Fund        $      943,839     $     (356,758)   $      923,257         $     (387,590)
New York Tax
Exempt Fund              $      265,190     $     (129,280)   $      340,568         $     (149,502)




Administrative Services/Co-Administration Fees paid to CSAMSI and Counsellors Service



                  For the period March 1, 1996 through October 31, 1999, co-administrative services fees earned by Counsellors Service were as follows:






                                  Fiscal year ended                     10-month period ended
                                  February 28, 1997                       December 31, 1997
Cash Reserve Fund              $           436,938                        $           401,957
New York Tax Exempt
Fund                           $           114,862                        $           117,747






                               Fiscal year ended               10-month period ended
                               December 31, 1998                 October 31, 1999
Cash Reserve Fund                 $           519,004             $           436,419
New York Tax Exempt
Fund                              $           157,551             $           158,034

                  For the period November 1, 1999 through December 31, 1999, co-administrative service fees earned by CSAMSI were as follows:




Fund                                                                    Co-Administration Fee
Cash Reserve                                                            $87,709
New York Tax Exempt                                                     $36,497



                  Banking Laws.



                  BIMC and PNC are subject to certain banking laws and regulations,



including the Bank Holding Company Act of 1956, as amended, that restrict their activities. BIMC, PNC and each Fund have been advised by Messrs. Ballard, Spahr, Andrews & Ingersoll that BIMC and PNC may perform the services for each Fund contemplated by their respective agreements with the Fund and the Prospectus without violation of applicable banking laws or regulations. Such counsel have pointed out, however, that future changes in circumstances or in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could have the effect of preventing one or more of them from continuing to perform services for the Fund. If BIMC or PNC were prohibited from providing services to the Fund, the Board would select another qualified firm. Any new sub-investment advisory agreement would be subject to shareholder approval.



                  Custodian and Transfer Agent.


                  PFPC Trust Company ("PFPC Trust") is custodian of each Fund's assets pursuant to a custodian agreement (the "Custodian Agreement"). Under the Custodian Agreement, PFPC Trust (i) maintains a separate account or accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) makes receipts and disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities and (v) makes periodic reports to the Board concerning the Fund's custodial arrangements. PFPC Trust is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of a Fund, provided that PFPC Trust remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. PFPC Trust has entered into a sub-custodian agreement with PNC Bank, National Association ("PNC"), pursuant to which PNC provides asset safekeeping and securities clearing services. PFPC Trust and PNC are indirect, wholly owned subsidiaries of PNC Bank Corp. and their principal business address is 8800 Tinicum Blvd., Philadelphia, Pennsylvania 19153.


                  State Street Bank and Trust Company ("State Street") has agreed to serve as each Fund's shareholder servicing, transfer and dividend disbursing agent pursuant to a Transfer Agency and Service Agreement, under which State Street (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to record owners of the Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts, and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Fund. State Street has delegated to Boston Financial Data Services, Inc. ("BFDS"), a 50% owned subsidiary, responsibility for most shareholder servicing functions. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110. BFDS's principal business address is 2 Heritage Drive, Boston, Massachusetts 02171.


                  Organization of the Fund.


                  Each Fund was incorporated on November 15, 1984 under the laws of the State of Maryland as "Counsellors Cash Reserve Fund, Inc." and as "Counsellors New York Tax Exempt Fund, Inc." On October 27, 1995, the Cash Reserve Fund and the Tax Exempt Fund each filed an amendment to its charter in order to change its name to "Warburg, Pincus Cash Reserve Fund, Inc." and "Warburg, Pincus New York Tax Exempt Fund, Inc.," respectively. Each Fund's charter authorizes the Board to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which two billion shares are designated Advisor Shares. Under each Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund. All shareholders of a Fund, upon liquidation, will participate ratably in the Fund's net assets.

                  Multi-Class Structure. Although neither Fund currently does so, each Fund is authorized to offer a separate class of shares, the Advisor Shares, pursuant to a separate prospectus. Individual investors could only purchase Advisor Shares through institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and other financial intermediaries. Shares of each class would represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. Because of the higher fees paid by the Advisor Shares, the total return on such shares can be expected to be lower than the total return on common shares.

                  Voting Rights. Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of a Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors. Shares are transferable but have no preemptive, conversion or subscription rights.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  Information on how to purchase and redeem Fund shares and how such shares are priced is included in the Shareholder Guide.

                  Under the 1940 Act, each Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which The New York Stock Exchange, Inc. (the "NYSE") is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

                  If the Board of a Fund determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Fund intends to comply with Rule 18f-1 promulgated under the 1940 Act with respect to redemptions in kind.

                  Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of a Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. All dividends and distributions on shares in the Plan are automatically reinvested at net asset value in additional shares of the Fund.

                               EXCHANGE PRIVILEGE

                  An exchange privilege with certain other funds advised by CSAM is available to investors in each Fund. Exchanges may also be made between certain Warburg Pincus Advisor Funds.

                  The exchange privilege enables shareholders to acquire shares in a fund with a different investment objective when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Common Shares or Advisor Shares being acquired, as relevant, may legally be sold. Prior to any exchange, the investor should obtain and review a copy of the current prospectus of the relevant class of each fund into which an exchange is being considered. Shareholders may obtain a prospectus of the relevant class of the fund into which they are contemplating an exchange from CSAMSI.

                  Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value of the relevant class and the proceeds are invested on the same day, at a price as described above, in shares of the relevant class of the fund being acquired. The exchange privilege may be modified or terminated at any time upon 30 days' notice to shareholders.

                    ADDITIONAL INFORMATION CONCERNING TAXES

                  The discussion set out below of tax considerations generally affecting a Fund and its shareholders is intended to be only a summary and is not intended as a substitute for careful tax planning by prospective shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                  As described above and in the Funds' Prospectus, the New York Tax Exempt Fund is designed to provide investors with current income which is excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes. The Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in the Fund would not be suitable for tax-exempt institutions, individual retirement plans, employee benefit plans and individual retirement accounts since such investors would not gain any additional tax benefit from the receipt of tax-exempt income.


                  Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Code. If it qualifies as a regulated investment company, a Fund will pay no federal income taxes on its investment company taxable income (that is, taxable income other than any excess of its net realized long-term capital gains over its net realized short-term capital losses ("net realized capital gains")) or on its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, each Fund must, among other things: (i) distribute to its shareholders at least 90% of the sum of its investment company taxable income (plus or minus certain adjustments as specified in the Code) and its net tax-exempt interest income; (ii) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures, and forward contracts) derived with respect to the Fund's business of investing in securities; and (iii) diversify its holdings so that, at the end of each quarter of the Fund's taxable year (a) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, U.S. Government Securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Fund's assets is invested in the securities (other than U.S. Government Securities or securities of other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and which are determined to be in the same or similar trades or businesses or related trades or businesses. As a regulated investment company, the Fund will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of taxable ordinary income and capital gain required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 during such year, together with any undistributed, untaxed amounts of taxable ordinary income and capital gains from the previous calendar year. The Fund expects to pay the dividends and make the distributions necessary to avoid the application of this excise tax.


                  Although each Fund expects to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, that portion of a Fund's income which is treated as earned in any such state or locality could be subject to state and local tax. Any taxes paid by the Fund would reduce the amount of income and gains available for distribution to shareholders.






                  If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains or tax-exempt interest income. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

                  Investors in the Cash Reserve Fund should be aware that it is possible that some portion of the Fund's income from investments in obligations of foreign banks could become subject to foreign taxes.



                  Because the New York Tax Exempt Fund will distribute exempt interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry Fund shares is not deductible for federal income tax purposes and New York State and New York City personal income tax purposes. In addition, if a shareholder of the New York Tax Exempt Fund holds shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Code may require a shareholder, if he or she receives exempt interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any dividend paid by the Fund which represents income derived from so-called "private activity bonds" held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, as noted in the Fund's prospectus, some of the Fund's dividends may be a tax preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of Fund dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and a Subchapter S corporation shareholder's federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they (i) may be "substantial users" with respect to a facility or "related" to such users within the meaning of the Code and (ii) are subject to a federal alternative minimum tax, the federal "branch profits" tax, or the federal "excess net passive income" tax.


                  While each Fund does not expect to realize net long-term capital gains, any such realized gains will be distributed as described in the Prospectus. Such distributions ("capital gain dividends") will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares, and will be designated as capital gain dividends in a written notice mailed by a Fund to shareholders after the close of the Fund's taxable year. Gain or loss, if any, recognized on the sale or other disposition of shares of the Fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of a share of the Fund before holding it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share. This rule will apply to a sale of shares of the New York Tax Exempt Fund only to the extent the loss is not disallowed under the provision described above.

                  A shareholder of a Fund receiving dividends or distributions in additional shares should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that a shareholder receiving cash dividends or distributions receives, and should have a cost basis in the shares received equal to that amount.

                  Each shareholder of the Cash Reserve Fund will receive an annual statement as to the federal income tax status of his dividends and distributions from the Fund for the prior calendar year. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the federal income tax status of certain dividends and distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding year.


                  Each shareholder of the New York Tax Exempt Fund will receive an annual statement as to the federal and New York State and New York City personal income tax status of his dividends and distributions from the Fund for the prior calendar year. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the federal income tax status of certain dividends and distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding year. Shareholders should consult their tax advisers as to any other state and local taxes that may apply to the Fund's dividends and distributions. The dollar amount of dividends excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxation and the dollar amounts subject to federal income and New York State and New York City personal income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in the Fund. In the event that the Fund derives taxable net investment income, it intends to designate as taxable dividends the same percentage of each day's dividend as its actual taxable net investment income bears to its total net investment income earned on that day. Therefore, the percentage of each day's dividend designated as taxable, if any, may vary from day to day.


                  If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he has provided a correct taxpayer identification number and that he is not subject to withholding, then the shareholder may be subject to a 31% "backup withholding" tax with respect to taxable dividends and distributions. An individual's taxpayer identification number is his social security number. Corporate shareholders and other shareholders specified in the Code are or may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability.

      THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES
       AFFECTING A FUND AND ITS SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO
         CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR
             TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

                             DETERMINATION OF YIELD


                  From time to time, each Fund may quote its yield, effective yield and tax equivalent yield, as applicable, in advertisements or in reports and other communications to shareholders. The Cash Reserve Fund's yield and effective yield for the seven-day period ended on December 31, 1999 were 5.18% and 5.32%, respectively. In the absence of waivers, these yields would have been 5.12% and 5.25%, respectively. The New York Tax Exempt Fund's yield, effective yield and tax equivalent yield for the seven-day period ended on December 31, 1999, was 3.55%, 3.61% and 7.14% (based on a 50.28% total of 3 tax rates), respectively. In the absence of waivers these yields would have been 3.42%, 3.48% and 6.88%, respectively. Each Fund's seven-day yield is calculated by (i) determining the net change in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, (ii) dividing the net change by the value of the account at the beginning of the period to obtain the base period return and
(iii) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Each Fund's seven-day compound effective annualized yield is calculated by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1. The New York Tax Exempt Fund's tax equivalent yield is calculated by dividing that portion of the base period return which is exempt from federal, New York State and New York City personal income taxes by 1 minus the highest marginal federal, New York State and New York City individual income tax rates and adding the quotient to that portion, if any, of the yield which is not exempt from those taxes.

                  Each Fund's yield will vary from time to time depending upon market conditions, the composition of a Fund's portfolio and operating expenses allocable to it. Yield information may be useful in reviewing the Fund's performance and for providing a basis for comparison with other investment alternatives. However, the Fund's yield will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. In comparing the Fund's yield with that of other money market funds, investors should give consideration to the quality and maturity of the portfolio securities of the respective funds.

                      INDEPENDENT ACCOUNTANTS AND COUNSEL


                  PricewaterhouseCoopers LLP ("PwC"), with principal offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as independent accountants for each Fund. The Funds' financial statements for the fiscal year ended December 31, 1999, that is incorporated by reference in this Statement of Additional Information have been audited by PwC, and have been included herein by reference in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.


                  Willkie Farr & Gallagher serves as counsel for each Fund and provides legal services from time to time for CSAM and CSAMSI.

                                 MISCELLANEOUS

                  The Funds are not sponsored, endorsed, sold or promoted by Warburg, Pincus & Co. Warburg, Pincus & Co. makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. Warburg, Pincus & Co. licenses certain trademarks and trade names of Warburg, Pincus & Co., and is not responsible for and has not participated in the calculation of the Funds' net asset value, nor is Warburg, Pincus & Co. a distributor of the Funds. Warburg, Pincus & Co. has no obligation or liability in connection with the administration, marketing or trading of the Funds.


                  As of April 1, 2000, the name, address and percentage of ownership of other persons that control a Fund (within the meaning of the rules and regulations under the 1940 Act) or own of record 5% or more of the Fund's outstanding shares were as follows:


--------------------------------------------------------------------------- ------------------------------------------
CASH RESERVE FUND                                                                         COMMON STOCK
--------------------------------------------------------------------------- ------------------------------------------
Neuberger and Berman*                                                                         32.51%
#114000
Attn.: Operations Control Dept.
Steve Gallaro
55 Water Street, FL 27
New York, NY  10041-0001

--------------------------------------------------------------------------- ------------------------------------------
Fiduciary Trust Company International*                                                        28.95%
Cust A/C Attn Felyce Porr
Securities Services Group
Church Street Station
P.O. Box 3199
New York, NY  10008-3199

--------------------------------------------------------------------------- ------------------------------------------




--------------------------------------------------------------------------- ------------------------------------------
NEW YORK TAX EXEMPT FUND                                                                  COMMON STOCK
--------------------------------------------------------------------------- ------------------------------------------
Neuberger & Berman*                                                                           49.42%
#114000
Attn.: Operations Control Dept.
Steve Gallaro
55 Water Street, FL 27
New York, NY  10041-0001
--------------------------------------------------------------------------- ------------------------------------------
Fiduciary Trust Company International*                                                        41.28%
Cust A/C Attn Felyce Porr
Securities Services Group
Church Street Station
P.O. Box 3199
New York, NY  10008-3199
--------------------------------------------------------------------------- ------------------------------------------




                  *To the knowledge of each Fund, these entities are not the beneficial owners of a majority of the shares held by them of record.

                              FINANCIAL STATEMENTS


                  Each Fund's audited annual report, dated December 31, 1999, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference. A Fund will furnish without charge a copy of its annual report upon request by calling Warburg Pincus Funds at (800) 927-2874.

                                    APPENDIX





                    Description of Commercial Paper Ratings




                  Commercial paper rated A-1 by Standard & Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                  The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investor Services, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                  Short term obligations, including commercial paper, rated A1 + by IBCA are obligations supported by the highest capacity for timely repayment. Obligations rated A1 have a very strong capacity for timely repayment. Obligations rated A2 have a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

                  Fitch Investors Services, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

                  Duff & Phelps, Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

                  Description of Municipal Securities Ratings


                  The following summarizes the highest two ratings used by S&P for Municipal Securities:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  To provide more detailed indications of credit quality, the "AA" rating may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

                  The following summarizes the highest two ratings used by Moody's for bonds:

                  Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds that are rated As are judged to be of high quality by all standards. Together with the Aaa group they are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated Aa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                  The following summarizes the two highest ratings used by S&P for short-term notes:

                  SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a (+) designation.

                  SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

                  The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

                  MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

                  MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

                  Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                  The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                  Short term obligations, including commercial paper, rated A1 + by IBCA are obligations supported by the highest capacity for timely repayment. Obligations rated A1 have a very strong capacity for timely repayment. Obligations rated A2 have a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

                  Fitch Investors Services, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

                  Duff & Phelps, Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

                                     PART C

                                OTHER INFORMATION

Item 23. Exhibits


Exhibit No.       Description of Exhibit
-----------       ----------------------
   a(1)           Articles of Incorporation.(1)

   a(2)           Articles of Amendment.(2)

   a(3)           Articles Supplementary. (2)

   b(1)           Amended and Restated By-Laws.(1)

   b(2)           Amendment to By-Laws. (3)

   b(3)           Amendment to the By-Laws.(4)

   c(1)           Form of certificates for common stock.(5)

   d(1)           Form of Investment Advisory Agreement.(6)


----------

(1) Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A for Warburg, Pincus New York Tax Exempt Fund, Inc. (formerly known as Counsellors New York Tax Exempt
         Fund) filed on June 28, 1995 (Securities Act File No. 2-94841).

(2) Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A for Warburg, Pincus New York Tax Exempt Fund, Inc. (formerly known as Counsellors New York Tax Exempt
         Fund) filed on June 25, 1997 (Securities Act File No. 2-94841).

(3) Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A for Warburg, Pincus Cash Reserve Fund, Inc. (formerly known as Counsellors Cash Reserve Fund) filed on July 1, 1996 (Securities Act File No. 2-94840).

(4) Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A for Warburg, Pincus Health Sciences Fund, Inc. filed on February 23, 1998 (Securities Act File No. 333-15419).

(5) Incorporated by reference; material provisions of this exhibit substantially similar to those of this exhibit in Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A for Warburg, Pincus Cash Reserve Fund) filed on June 28, 1995 (Securities Act File No. 2-94840).

   d(2)           Form of Sub-Investment Advisory and Administration
                  Agreement.(1)

   d(3)           Form of Co-Administration Agreement.(7)

   e              Form of Distribution Agreement with Provident Distributors,
                  Inc. ("PDI").(8)

   f              Not applicable.

   g(1)           Form of Custodian Services Agreement with PFPC Trust
                  Company.(9)

    (2)           Form of Sub-Custodian Services Agreement with PFPC Trust
                  Company and PNC Bank, National Association.(9)

   h              Form of Transfer Agency Agreement.(5)

   i              Opinion and Consent of Willkie Farr & Gallagher.

   j(1)           Consent of PricewaterhouseCoopers LLP.

    (2)           Powers of Attorney.(7)

   k              Not applicable.

   l              Form of Purchase Agreement.(5)

   m(1)           Form of Shareholder Servicing and Distribution Plan.(7)

    (2)           Form of Distribution Plan.(7)


--------------------------------------------------------------------------------

(6) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in the Registration Statement on Form N-14 of Warburg, Pincus Global Post-Venture Capital Fund, Inc., filed November 4, 1999 (Securities Act File No. 333-90341).

(7) Incorporated by reference to the Registration Statement on Form N-14 of Warburg, Pincus Global Post-Venture Capital Fund, Inc., filed November 4, 1999 (Securities Act File No. 333-90341).

(8) Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of Warburg, Pincus Balanced Fund, Inc., filed February 24, 2000 (Securities Act File No. 333-00533).

(9) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit to the Registration Statement on Form N-1A of Warburg, Pincus Trust filed on April 16, 1999 (Securities Act File No. 33-58125).

   n              Not applicable


   o              Not applicable.


   p              Form of Code of Ethics.



Item 24. Persons Controlled by or Under Common Control with Registrant



         From time to time, Credit Suisse Asset Management, LLC ("CSAM, LLC") may be deemed to control the Fund and other registered investment companies it advises through its beneficial ownership of more than 25% of the relevant Fund's shares on behalf of discretionary advisory clients. CSAM, LLC has three wholly-owned subsidiaries: Warburg, Pincus Asset Management International, Inc., a Delaware corporation; Warburg Pincus Asset Management (Japan), Inc., a Japanese corporation; and Warburg Pincus Asset Management (Dublin) Limited, an Irish corporation.


Item 25. Indemnification


         Registrant, and officers and directors of CSAM, LLC, Credit Suisse Asset Management Securities, Inc. and Registrant, are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. Discussion of this coverage is incorporated by reference to Item 27 of Part C of the Registration Statement of Warburg, Pincus Trust (Securities Act File No. 33-58125), filed on March 17, 1995.


Item 26(a).  Business and Other Connections of
             Investment Adviser


         CSAM, LLC acts as investment adviser to Registrant. CSAM, LLC renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 26 of officers and directors of CSAM, LLC, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by CSAM, LLC (SEC File No. 801-37170).


       (b)   Business and Other Connections of Sub-Investment
             Adviser and Administrator

         BlackRock Institutional Management Corporation ("BIMC"), a wholly owned indirect subsidiary of PNC Bank, National Association ("PNC"), performs sub-investment advisory services for Registrant and advisory services for certain other investment companies. PNC and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Philadelphia area since 1847. In addition to its trust business, PNC provides commercial banking services. The list required by this Item 26 of officers and directors of BIMC, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by BIMC (SEC File No. 801-13-304).

Item 27. Principal Underwriter


         (a) PDI acts as distributor for Registrant, as well as for Warburg Pincus Balanced Fund; Warburg Pincus Capital Appreciation Fund; Warburg Pincus Cash Reserve Fund; Warburg Pincus Central & Eastern Europe Fund; Warburg Pincus Emerging Growth Fund; Warburg Pincus Emerging Markets Fund; Warburg Pincus European Equity Fund; Warburg Pincus Fixed Income Fund; Warburg Pincus Focus Fund; Warburg Pincus Global Fixed Income Fund; Warburg Pincus Global Post-Venture Capital Fund; Warburg Pincus Global Health Sciences Fund; Warburg Pincus Global Telecommunications Fund; Warburg Pincus High Yield Fund; Warburg Pincus Institutional Fund; Warburg Pincus Intermediate Maturity Government Fund; Warburg Pincus International Equity Fund; Warburg Pincus International Growth Fund; Warburg Pincus International Small Company Fund; Warburg Pincus Japan Growth Fund; Warburg Pincus Japan Small Company Fund; Warburg Pincus Long-Short Market Neutral Fund; Warburg Pincus Major Foreign Markets Fund; Warburg Pincus Municipal Bond Fund; Warburg Pincus New York Intermediate Municipal Fund; Warburg Pincus Small Company Growth Fund; Warburg Pincus Small Company Value Fund; Warburg Pincus Strategic Global Fixed Income Fund; Warburg Pincus Trust; Warburg Pincus Trust II; Warburg Pincus U.S. Core Equity Fund; Warburg Pincus U.S. Core Fixed Income Fund; Warburg Pincus Value Fund; Warburg Pincus WorldPerks Money Market Fund; and Warburg Pincus WorldPerks Tax Free Money Market Fund.



         PDI also acts as principal underwriter for the following investment companies: International Dollar Reserve Fund I, Ltd.; Provident Institutional Funds Trust; Columbia Common Stock Fund, Inc.; Columbia Growth Fund, Inc.; Columbia International Stock Fund, Inc.; Columbia Special Fund, Inc.; Columbia Small Cap Fund, Inc.; Columbia Real Estate Equity Fund, Inc.; Columbia Balanced Fund, Inc.; Columbia Daily Income Company; Columbia U.S. Government Securities Fund, Inc.; Columbia Fixed Income Securities Fund, Inc.; Columbia Municipal Bond Fund, Inc.; Columbia High Yield Fund, Inc.; Columbia National Municipal Bond Fund, Inc.; GAMNA Series Funds, Inc.; WT Investment Trust; Kalmar Pooled Investment Trust; The RBB Fund, Inc.; Robertson Stephens Investment Trust; HT Insight Funds, Inc.; Harris Insight Funds Trust; Hilliard-Lyons Government Fund, Inc.; Hilliard-Lyons Growth Fund, Inc.; Hilliard-Lyons Research Trust; Senbanc Fund; ABN AMRO Funds; Alleghany Funds; BT Insurance Funds Trust; First Choice Funds Trust; Forward Funds, Inc.; IAA Trust Asset Allocation Fund, Inc.; IAA Trust Growth Fund, Inc.; IAA Trust Tax Exempt Bond Fund, Inc.; IAA Trust Taxable Fixed Income Series Fund, Inc.; IBJ Funds Trust; Light Index Funds, Inc.; LKCM Funds; Matthews International Funds; McM Funds; Metropolitan West Funds; New Covenant Funds, Inc.; Panorama Trust; Smith Breeden Series Funds; Smith Breeden Trust; Stratton Growth Funds, Inc.; Stratton Monthly Dividend REIT Shares, Inc.; The Stratton Funds, Inc.; The Galaxy Fund; The Galaxy VIP Fund; Galaxy Fund II; The Govett Funds, Inc.; Trainer, Wortham First Mutual Funds;

Undiscovered Managers Funds; Wilshire Target Funds, Inc.; Weiss, Peck & Greer Funds Trust; Weiss, Peck & Greer International Fund; WPG Growth and Income Fund; WPG Growth Fund; WPG Tudor Fund; RWB/WPG U.S. Large Stock Fund; Tomorrow Funds Retirement Trust; The BlackRock Funds, Inc. (distributed by BlackRock Distributors, Inc. a wholly owned subsidiary of PDI); Northern Funds Trust and Northern Institutional Funds Trust (distributed by Northern Funds Distributors, LLC a wholly owned subsidiary of PDI); The Offit Investment Fund, Inc. (distributed by Offit Funds Distributor, Inc. a wholly owned subsidiary of PDI) and The Offit Variable Insurance Fund, Inc. (distributed by Offit Funds Distributor, Inc. a wholly owned subsidiary of PDI).



         (b) For information relating to each director, officer or partner of PDI, reference is made to Form BD (SEC File No. 8-46564) filed by PDI under the Securities Exchange Act of 1934.


         (c) None.

Item 28. Location of Accounts and Records


         (1)        Warburg, Pincus New York Tax Exempt Fund, Inc.
                    466 Lexington Avenue
                    New York, New York  10017-3147
                    (Fund's articles of incorporation, by-laws and minute books)


         (2)        BlackRock Institutional Management Corporation
                    400 Bellevue Parkway
                    Wilmington, Delaware  19809
                    (records relating to its functions as sub-investment adviser and administrator)


         (3)        Credit Suisse Asset Management Securities, Inc.
                    466 Lexington Avenue
                    New York, New York  10017-3147
                    (records relating to its functions as co-administrator and distributor)


         (4)        PFPC Inc.
                    400 Bellevue Parkway
                    Wilmington, Delaware  19809
                    (records relating to its functions as transfer and dividend disbursing agent)


         (5)        PFPC Trust Company
                    8800 Tinicum Boulevard
                    Philadelphia, Pennsylvania 19153
                    (records relating to its functions as custodian)



         (6)        Credit Suisse Asset Management, LLC
                    One Citicorp Center
                    153 East 53rd Street
                    New York, New York 10022
                    (records relating to its functions as investment adviser)

         (7)        State Street Bank and Trust Co.
                    225 Franklin Street
                    Boston, Massachusetts  02110
                    (records relating to its functions as custodian, transfer agent and dividend disbursing agent)



         (8)        Boston Financial Data Services, Inc.
                    2 Heritage Drive
                    North Quincy, Massachusetts  02177
                    (records relating to its functions as transfer agent and dividend disbursing agent)



         (9)        Provident Distributors, Inc.
                    3200 Horizon Drive
                    King of Prussia, PA 19406
                    (records relating to its functions as distributor)


Item 29. Management Services

         Not applicable.

Item 30. Undertakings

         Not applicable.

                                   SIGNATURES
         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 28th day of April, 2000.


                                             WARBURG, PINCUS NEW YORK TAX EXEMPT
                                             FUND, INC.


                                             By: /s/Eugene L. Podsiadlo
                                                --------------------------------
                                                 Eugene L. Podsiadlo
                                                 President


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated:


Signature                                       Title                               Date
---------                                       -----                               ----
William W. Priest*                              Chairman of the                 April 28, 2000
--------------------------------                Board of Directors
   William W. Priest

/s/Eugene L. Podsiadlo                          President                       April 28, 2000
--------------------------------
   Eugene L. Podsiadlo

/s/Michael A. Pignataro                         Treasurer and                   April 28, 2000
--------------------------------                Chief Financial
   Michael A. Pignataro                         Officer

/s/Richard H. Francis*                          Director                        April 28, 2000
--------------------------------
   Richard H. Francis

/s/Jack W. Fritz*                               Director                        April 28, 2000
--------------------------------
   Jack W. Fritz

/s/Jeffrey E. Garten*                           Director                        April 28, 2000
--------------------------------
   Jeffrey E. Garten

/s/James S. Pasman, Jr.*                        Director                        April 28, 2000
--------------------------------
   James S. Pasman, Jr.

/s/Steven N. Rappaport*                         Director                        April 28, 2000
--------------------------------
   Steven N. Rappaport

/s/Alexander B. Trowbridge*                     Director                        April 28, 2000
--------------------------------
   Alexander B. Trowbridge

*By:/s/Michael A. Pignataro
--------------------------------
Michael A. Pignataro as
Attorney-in-Fact

                                INDEX TO EXHIBITS


Exhibit No.     Description of Exhibit
-----------     ----------------------
i               Opinion and Consent of Willkie Farr & Gallagher, counsel to the
                Fund.

j(1)            Consent of PricewaterhouseCoopers LLP, Independent Accountants.

p               Form of Code of Ethics.



                                      -2-